                                                                    Exhibit 99.1

                           [NATIONAL CITY LETTERHEAD]


                                                NEWS RELEASE

FOR MORE INFORMATION CONTACT:

    Thomas A. Richlovsky                    Derek Green
    Senior Vice President & Treasurer       Vice President, Investor Relations
    (216) 222-8063                          (216) 222-9849

    www.nationalcity.com                    FOR IMMEDIATE RELEASE
    --------------------



                 NATIONAL CITY REPORTS RECORD QUARTERLY EARNINGS
                 -----------------------------------------------

THIRD QUARTER HIGHLIGHTS

- Record net income of $356.6 million, up 8% from last year

- Earnings per share of $.58, highest ever

- Record net interest income tops $905 million, up 21% over prior year

- Net interest margin improves to 4.20%, strongest in the last four years

- Robust loan and deposit growth

- Solid fee income highlighted by strength in processing, mortgage, and banking businesses

- Efficiency ratio driven down to 54.3%, an improvement of 447 basis points over last year

- Aggressive actions taken to address current economic conditions

         CLEVELAND, October 18, 2001--National City Corporation (NYSE: NCC) today reported third quarter 2001 net income of $356.6 million, or $.58 per diluted share. Returns on average common equity and assets were 19.9% and 1.50%, respectively. For the first nine months of 2001, net income was $1.0 billion, or $1.70 per diluted share, and returns on average common equity and assets were 20.3% and 1.52%, respectively.



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
                                      -2-


CHAIRMAN'S REMARKS

          Chairman and CEO David A. Daberko commented, "We are pleased to report record third quarter earnings in a challenging environment. Positive results from our growth strategies are evident across the company. In the wholesale banking business, strong gains in loans, fees, and deposits were aided by stepped-up sales efforts in the Philadelphia, Chicago, and Detroit markets. In retail banking, our strategy is clear and is being diligently executed. Our employee and service quality initiatives are paying off in renewed core deposit growth, improved employee retention, and deeper individual and small business relationships. Our consumer finance businesses have been successful in originating healthy volumes of quality loans. National City Mortgage enjoyed its best quarter ever in application volume, and the pipeline as of the end of the third quarter is at record levels. National Processing, our 86%-owned card processing subsidiary, continues to grow faster than the industry, attracting new customers at accelerating rates. Our asset management businesses, both institutional and personal, have been challenged by the weaker equity markets, however, we are encouraged by the inflow of new business and client retention."

         Daberko further added, "While we experienced an increase in problem loans and losses as a direct result of tough economic conditions, we believe National City's credit quality remains solid and continues to favorably outperform the banking industry. The increased loan loss provision this quarter reflects the priority we place on managing credit risk and being realistic about the impact of weaker economic conditions on our loan customers. Over the course of this year, we have prudently taken aggressive actions to manage problem loans. During the second quarter, we identified a portfolio of loans at our Altegra subsidiary for accelerated workout and disposition. In the third quarter, we actively targeted the identification and charge-off of troubled

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                                      -3-

leveraged commercial credits and consumer loans. While our nonperforming assets and credit losses have increased, we are confident in our ability to manage through the credit cycle as we have in the past. We have historically experienced very low losses relative to nonperforming assets, expect this trend to continue, and view the overall credit picture for the balance of the year as manageable."

         Daberko concluded, "As we head into the fourth quarter, we are well positioned to sustain strong fundamental results for the remainder of the year. Our full-year 2001 earnings guidance at this time remains in the same range we provided last quarter of between $2.24 and $2.28 per share, but the higher end appears more likely at this point. The primary risks to the forecast continue to be credit quality and economic conditions, including resulting consumer response. These issues will obviously influence our 2002 performance as well."

RECORD NET INTEREST INCOME AND MARGIN GROWTH

         Tax-equivalent net interest income of $905.3 million was up 8.4% over the second quarter and 21.4% over the prior year's third quarter. The growth in net interest income reflected strong loan volumes, including mortgage loans held for sale, and successful deposit-gathering efforts. The record level of net interest income was aided by a significant boost in the net interest margin to 4.20%, up from 3.98% in the second quarter of this year and 3.90% last year, continuing a positive trend since the beginning of 2000. A better asset and funding mix, wider spreads across the loan portfolio, and lower funding costs all contributed to margin strength.

ROBUST LOAN GROWTH

         Average third quarter loans of $68.5 billion were up 11.3% over the prior year, adjusted for sales and securitizations. Commercial loans and leases showed especially strong year-over-year growth. Although the weaker economy slowed commercial loan and lease originations in


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
                                      -4-



the third quarter of 2001, the Corporation continues to seek well-priced and well-structured corporate loans and has maintained its sound underwriting standards. Lower interest rates and a strong housing market drove another solid quarter of home equity and real estate loan originations. Loan production continued at a record pace, more than double the level in 2000. Average mortgage loans held for sale were $8.8 billion in the third quarter of 2001, up from $7.5 billion last quarter and $3.0 billion in the third quarter a year ago. Conforming residential mortgage loan originations were $12.9 billion for the 2001 third quarter, compared to $13.9 billion last quarter and $5.6 billion in the third quarter of 2000. Nonconforming mortgage loans generated by the First Franklin subsidiary reached $1.9 billion this quarter, up from $1.5 billion last quarter and $1.2 billion in the third quarter a year ago.

STRENGTH IN PROCESSING, MORTGAGE, AND BANKING BUSINESSES SUPPORT SOLID FEE
REVENUE

         Fees and other income for the third quarter of 2001 were $597.2 million, versus $682.0 million in the 2001 second quarter and $590.9 million in the third quarter of 2000.

         On a year-over-year basis, increased customer debit card usage, higher cash management and syndication fees, fewer waived fees, and other volume-driven increases supported solid fee revenue in the banking businesses. Item processing revenue demonstrated strong growth over the past year due to increased debit and credit card transaction volume and new customer acquisition. Higher servicing fees on National City's residential loan servicing portfolio ($74.9 billion, up 41% from a year ago) combined with the strength of new mortgage loan production spurred growth in mortgage banking revenue, partially offset by accelerated amortization and impairment of servicing assets resulting from higher prepayment rates. The record level of originations in 2001 expanded the Corporation's warehouse of mortgage loans held for sale to over $8.6 billion at the end of the 2001 third quarter. As these loans are sold into the secondary market, additional

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
                                      -5-

production revenue will be recognized. Fees and other income for the third quarter of 2000 included a $27.2 million gain on the securitization of credit card loans.

         On a linked-quarter basis, National City's retail, corporate banking, and item processing businesses each contributed to solid core growth in fees and other income. Significantly affecting the comparison of fees and other income between quarters was an $88.8 million gain in the second quarter on the sale of the Corporation's preferred share interest in National Asset Management Corporation, a Kentucky-based investment advisor. Fewer sales of nonconforming residential loan production in the third quarter led to the decline in mortgage banking revenue. In addition, other noninterest income included venture capital losses of $5.8 million in the third quarter of 2001, whereas the second quarter included gains of $7.3 million.

         Although the lower interest rate environment fueled record mortgage production in 2001, the higher level of refinancing also increased prepayment rates and lowered the estimated value of existing mortgage servicing assets, which has led to decreased mortgage banking revenue throughout 2001. In the third quarter, mortgage banking revenue included a $33.0 million impairment charge and trading revenue included $9.3 million of net trading gains associated with mortgage servicing hedging activities. On a year-to-date basis, a $255.7 million decline in the estimated value of mortgage servicing assets was recorded as an impairment charge in mortgage banking revenue. This charge was more than offset by $221.3 million of net trading gains recognized on the derivatives used to hedge the decline in the estimated value of mortgage servicing assets and $46.8 million of gains to the extent hedge relationships were ineffective under the accounting rules described below.

         New accounting rules adopted in 2001 caused and may continue to cause significant but generally counterbalancing entries related to mortgage servicing hedging and valuation. The


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                                      -6-


Corporation hedges the economic risk associated with changes in the fair value of mortgage servicing assets using both derivative instruments and on-balance-sheet securities. The primary hedging strategies use derivative financial instruments, which beginning January 1, 2001, are carried at fair value on the balance sheet. Changes in the fair value of these derivatives are recorded in the income statement, and if the derivatives meet certain criteria, then the derivative fair value changes are recorded as direct offsets to the related changes in the estimated value of the mortgage servicing rights.

BANK STOCK FUND INVESTMENTS

         The Corporation continued to realize gains from its bank stock investments. Bank stock gains, included in securities gains, were $21.1 million for the 2001 third quarter, versus $17.4 million last quarter, and $25.8 million for the third quarter a year ago. The bank stock fund is managed opportunistically, with the degree of market strength and industry consolidation affecting the comparability of achieved results between periods. Unrealized appreciation in the bank stock fund portfolio was $29.1 million at September 30, 2001.

COST CONTROL A PRIORITY; FOCUSED RE-ENGINEERING EFFORTS CONTINUE ACROSS ALL BUSINESSES

         Higher volume-driven card processing expenses and increased marketing expenses to support expanded product offerings and enhance service quality in 2001, along with ongoing technology investment, led to the year-over-year quarterly increase in noninterest expense. The Corporation places a priority on disciplined cost control and continues to target focused process improvement efforts across all businesses. The efficiency ratio, which expresses noninterest expense as a percentage of tax-equivalent net interest income and total fees and other income, reflects these efforts and improved to 54.3% in the third quarter, down from 55.4% last quarter and 58.7% in the third quarter of 2000.


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                                      -7-

         Noninterest expense in the third quarter of 2001 included a $2.4 million charge to reflect declines in estimated automobile lease residual values, versus an $18.1 million charge in the second quarter. The Corporation ceased origination of new automobile leases in December 2000 and is liquidating the existing portfolio over time.

CREDIT QUALITY

         Net charge-offs and nonperforming assets increased over prior periods due mainly to continued deterioration in leveraged commercial credits and certain nonconforming residential mortgage loans generated by the former wholesale loan origination unit of the Corporation's consumer finance subsidiary Altegra Credit Company. National City closed the wholesale and retail loan origination units of Altegra in December 2000. As part of the decision to exit this activity, the Corporation assumed a more aggressive stance on the management of this portfolio, which has contributed in 2001 to the increase in net charge-offs, nonperforming assets, and delinquencies. To focus Altegra's resources on its growing servicing business, the Corporation committed in the second quarter to accelerate the disposition of a portfolio of nonperforming and delinquent loans. In doing so, the allowance for loan losses provided for this segregated portfolio was increased by $55 million through a second quarter charge to the provision for loan losses. As the Corporation exits, charges off, or otherwise resolves the problem credits, this associated allowance will be used to absorb the losses. At September 30, 2001, loans totaling approximately $210 million remained in this segregated portfolio with an associated allowance of $46 million.

         Net charge-offs in the third quarter of 2001 were .81% of average loans, compared to .55% last quarter and .45% in the third quarter a year ago. Net charge-offs included $6.6 million of credit losses on the aforementioned segregated Altegra loan portfolio. At September 30, 2001,


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                                      -8-

the allowance for loan losses, inclusive of the remaining $46 million allowance on the segregated Altegra portfolio, was $1.0 billion, or 1.46% of loans, compared to $989.9 million, also 1.46% of loans at June 30, 2001, and $945.5 million, or 1.49% of loans a year earlier. At September 30, 2001, nonperforming assets were $648.9 million, compared to $508.7 million at June 30, 2001 and $365.3 million at September 30, 2000. As a percentage of loans and other real estate, nonperforming assets were .94% at September 30, 2001, compared to .75% at June 30, 2001 and .57% a year ago. At September 30, 2001, real estate mortgage loans, which have historically had low loss ratios, comprised nearly half of nonperforming assets.

         Total assets were $96.2 billion at September 30, 2001 and total stockholders' equity was $7.2 billion. Deposits topped $60.1 billion at September 30, 2001, up 14.0% from a year ago. As of September 30, 2001, equity as a percentage of assets stood strong at 7.49% and tangible common equity as a percentage of tangible assets was 6.32%.

         Mr. Daberko's remarks contain forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions, unforeseen credit problems, and the Corporation's ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

         Mr. Daberko, along with Jeffrey D. Kelly, chief financial officer, and Robert J. Ondercik, chief credit officer, will host a conference call today at 9:00 a.m. Eastern Time to discuss the third quarter results and National City's outlook. Individual investors and the media are welcome to join the call in a listen-only mode by calling (888) 276-0006 beginning at 8:45 a.m. Eastern Time. Associated materials are accessible through National City's website,


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                                      -9-

www.nationalcity.com. A replay of the conference call will also be available through Tuesday, October 23, 2001, by calling (800) 475-6701 using the confirmation code 545485.

         National City Corporation is a $96 billion financial holding company headquartered in Cleveland, Ohio. The company operates banks and other financial services subsidiaries principally in Ohio, Michigan, Pennsylvania, Indiana, Kentucky, and Illinois. Principal activities include commercial and retail banking, consumer finance, asset management, mortgage financing and servicing, and item processing.





















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
                                      -10-


                                    UNAUDITED

                            National City Corporation
                              Financial Highlights
                 (Dollars in Millions, Except Per Share Amounts)


                                                      2001                                  2000
                                     -------------------------------------         --------------------             3Q01/
                                       Third         Second          First          Fourth        Third             3Q00
                                     Quarter        Quarter        Quarter         Quarter      Quarter          % Change
                                     -------        -------        -------         -------      -------          --------
EARNINGS:
Tax-equivalent net interest
  income .......................   $     905.3    $     835.0    $     779.2    $     756.2    $     746.0           21.4%
Provision for loan losses ......         160.0          152.9           83.4           81.4           70.4          127.4
Fees and other income ..........         597.2          682.0          598.5          604.8          590.9            1.1
Securities gains, net ..........          21.2           17.0           88.1           50.7           27.5          (22.8)
Noninterest expense ............         815.5          840.1          805.0          854.4          785.3            3.8
Income tax expense and tax-
  equivalent adjustment ........         191.6          191.5          242.0          167.9          178.0            7.7
Net income .....................   $     356.6    $     349.5    $     335.4    $     308.0    $     330.7            7.9


PER COMMON SHARE:
  Net income
      Basic ....................   $       .59    $       .58    $       .56    $       .50    $       .55            7.3%
      Diluted ..................           .58            .57            .55            .50            .54            7.4
      Diluted - cash basis(a)...           .62            .60            .58            .53            .57            8.8
  Dividends paid ...............          .295           .285           .285           .285           .285            3.5
  Book value ...................         11.87          11.52          11.19          11.06          10.58           12.2
  Market value (close) .........         29.95          30.78          26.75          28.75          22.00           36.1
  Average shares
      Basic ....................        605.01         601.53         600.89         608.52         608.28            (.5)
      Diluted ..................        613.83         610.78         610.10         615.47         613.23             .1


PERFORMANCE RATIOS:
Return on average
  common equity ................         19.95%         20.47%         20.52%         18.75%         21.13%
Return on average assets .......          1.50           1.52           1.55           1.44           1.56
Net interest margin ............          4.20           3.98           3.92           3.90           3.90
Efficiency ratio ...............         54.27          55.38          58.43          62.78          58.74


AT PERIOD END:
Assets .........................   $    96,180    $    94,440    $    90,818    $    88,535    $    85,046           13.1%
Loans ..........................        69,279         68,004         66,673         65,604         63,660            8.8
Securities (at fair value) .....         8,539          8,758          9,468          9,904          9,656          (11.6)
Deposits .......................        60,130         58,018         55,854         55,256         52,726           14.0
Stockholders' equity ...........         7,202          6,980          6,754          6,770          6,467           11.4
Equity to assets ...............          7.49%          7.39%          7.44%          7.65%          7.60%          (1.5)
Tangible common equity to
  tangible assets ..............          6.32           6.16           6.19           6.34           6.20            1.9
Common shares outstanding ......        606.01         603.09         600.75         609.19         608.40            (.4)


ASSET QUALITY:
Net charge-offs to average
  loans (annualized) ...........           .81%           .55%           .51%           .50%           .45%
Allowance for loan losses as a
  percentage of period-end loans          1.46           1.46           1.39           1.42           1.49
Nonperforming assets to
  period-end loans and OREO ....           .94            .75            .67            .61            .57

                                               Nine Months Ended
                                                September 30,
                                    -------------------------------------

                                          2001         2000      % CHANGE
                                    ----------  -----------  ------------
EARNINGS:
Tax-equivalent net interest
  income .......................    $  2,519.5    $  2,235.9          12.7%
Provision for loan losses ......         396.3         205.4          93.0
Fees and other income ..........       1,877.7       1,822.6           3.0
Securities gains, net ..........         126.3           6.2       1,940.4
Noninterest expense ............       2,460.6       2,329.5           5.6
Income tax expense and tax-
  equivalent adjustment ........         625.1         535.4          16.8
Net income .....................    $  1,041.5    $    994.4           4.7


PER COMMON SHARE:
  Net income
      Basic ....................    $     1.73    $     1.64           5.5%
      Diluted ..................          1.70          1.63           4.3
      Diluted - cash basis (a) .          1.80          1.72           4.7
  Dividends paid ...............          .865          .855           1.2
  Book value
  Market value (close)
  Average shares
      Basic ....................        602.49        606.99           (.7)
      Diluted ..................        611.58        611.67             -


PERFORMANCE RATIOS:
Return on average
  common equity ................         20.30%        22.22%
Return on average assets .......          1.52          1.55
Net interest margin ............          4.04          3.83
Efficiency ratio ...............         55.96         57.40


AT PERIOD END:
Assets..........................
Loans...........................
Securities (at fair value)......
Deposits........................
Stockholders' equity............
Equity to assets................
Tangible common equity to
  tangible assets...............
Common shares outstanding.......


ASSET QUALITY:
Net charge-offs to average
  loans (annualized) ...........                         .63%          .44%
Allowance for loan losses as a
  percentage of period-end loans
Nonperforming assets to
  period-end loans and OREO.....

================================================================================
(a)  Excludes amortization of goodwill and other intangible assets.

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                                               Nine Months Ended
                                                        2001                              2000                   September 30,
                                    ----------------------------------------   -------------------------   -------------------------
                                          Third        Second          First        Fourth         Third
                                        Quarter       Quarter        Quarter       Quarter       Quarter          2001         2000
                                    -----------   -----------    -----------   -----------   -----------   -----------   -----------
Interest Income:
 Loans ...........................  $ 1,481,124   $ 1,482,738    $ 1,506,488   $ 1,534,503   $ 1,479,328   $ 4,470,350   $ 4,255,590
 Securities:
  Taxable ........................      102,804       111,731        122,017       122,083       140,303       336,552       519,323
  Exempt From Federal income taxes        9,786        10,115         10,319        10,615        10,750        30,220        32,835
  Dividends ......................       11,651        12,730         11,146        13,346        14,054        35,527        41,506
 Federal funds sold and security
   resale agreements .............        1,188           848          1,616         2,036         3,058         3,652        16,818
 Other investments ...............        7,677         7,536          8,225         5,550         4,464        23,438        12,378
                                    -----------   -----------    -----------   -----------   -----------   -----------   -----------
   Total interest income .........    1,614,230     1,625,698      1,659,811     1,688,133     1,651,957     4,899,739     4,878,450

Interest Expense:
 Deposits ........................      435,247       483,760        506,058       526,377       500,477     1,425,065     1,410,657
 Federal funds borrowed and
   security repurchase agreements        73,710        86,538         89,946       103,745       103,895       250,194       292,190
 Borrowed funds ..................       11,834        14,133         27,267        15,044        28,609        53,234       149,672
 Long-term debt and capital
  securities .....................      196,899       214,597        265,248       295,249       281,443       676,744       815,287
                                    -----------   -----------    -----------   -----------   -----------   -----------   -----------
   Total interest expense ........      717,690       799,028        888,519       940,415       914,424     2,405,237     2,667,806
                                    -----------   -----------    -----------   -----------   -----------   -----------   -----------

   Net interest income ...........      896,540       826,670        771,292       747,718       737,533     2,494,502     2,210,644
 Provision for loan losses .......      160,000       152,923         83,372        81,415        70,363       396,295       205,380
                                    -----------   -----------    -----------   -----------   -----------   -----------   -----------
   Net interest income after
    provision for loan losses ....      736,540       673,747        687,920       666,303       667,170     2,098,207     2,005,264

Noninterest Income:
 Deposit service charges .........      117,336       117,466        111,806       112,975       115,392       346,608       329,778
 Item processing revenue .........      120,293       115,724        106,441       118,845       112,051       342,458       320,595
 Trust and investment management
   fees ..........................       79,410        86,023         81,850        81,144        79,805       247,283       253,483
 Card-related fees ...............       42,610        38,569         44,671        44,522        41,148       125,850       116,506
 Mortgage banking ................       80,488       120,644        (97,761)      109,596       110,454       103,371       369,358
 Trading gains (losses), net .....       26,563        (3,495)       235,745         6,098         2,773       258,813        12,092
 Other ...........................      130,592       206,984        115,788       131,630       129,255       453,364       420,760
                                    -----------   -----------    -----------   -----------   -----------   -----------   -----------
   Total fees and other income ...      597,292       681,915        598,540       604,810       590,878     1,877,747     1,822,572
 Securities gains, net ...........       21,193        16,936         88,130        50,664        27,435       126,259         6,188
                                    -----------   -----------    -----------   -----------   -----------   -----------   -----------
   Total noninterest income ......      618,485       698,851        686,670       655,474       618,313     2,004,006     1,828,760

Noninterest Expense:
 Salaries, benefits and other
   Personnel .....................      418,138       432,833        410,393       413,096       405,984     1,261,364     1,214,164
 Equipment .......................       53,549        60,747         60,002        57,997        56,038       174,298       171,479
 Net occupancy ...................       52,190        53,544         53,479        52,015        52,730       159,213       157,214
 Third-party services ............       49,871        49,963         43,601        52,590        51,201       143,435       144,895
 Other ...........................      241,714       243,015        237,522       278,739       219,356       722,251       641,720
                                    -----------   -----------    -----------   -----------   -----------   -----------   -----------
   Total noninterest expense .....      815,462       840,102        804,997       854,437       785,309     2,460,561     2,329,472
                                    -----------   -----------    -----------   -----------   -----------   -----------   -----------

Income before income tax expense .      539,563       532,496        569,593       467,340       500,174     1,641,652     1,504,552
Income tax expense ...............      182,945       182,994        234,190       159,329       169,538       600,129       510,186
                                    -----------   -----------    -----------   -----------   -----------   -----------   -----------
   Net income ....................  $   356,618   $   349,502    $   335,403   $   308,011   $   330,636   $ 1,041,523   $   994,366
                                    ===========   ===========    ===========   ===========   ===========   ===========   ===========


Net Income Per Common Share:
   Basic .........................  $       .59   $       .58    $       .56   $       .50   $       .55   $      1.73   $      1.64
   Diluted .......................          .58           .57            .55           .50           .54          1.70          1.63

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                                             2001                                 2000
                                                       --------------------------------------------    ----------------------------
                                                              Third          Second           First          Fourth           Third
Assets                                                      Quarter         Quarter         Quarter         Quarter         Quarter
                                                       ------------    ------------    ------------    ------------    ------------
  Loans:
    Commercial .....................................   $ 27,614,020    $ 27,693,335    $ 27,397,956    $ 26,703,622    $ 25,873,664
    Real estate - commercial .......................      6,942,914       6,734,448       6,625,035       6,511,018       6,372,924
    Real estate - residential ......................     14,570,015      13,818,303      13,502,846      13,357,438      12,303,054
    Consumer .......................................     12,468,019      12,417,440      12,140,385      12,100,567      12,317,934
    Credit card ....................................      2,200,004       2,195,596       2,092,678       2,152,445       2,260,766
    Home equity ....................................      5,483,648       5,144,385       4,913,701       4,779,359       4,531,993
                                                       ------------    ------------    ------------    ------------    ------------
      Total loans ..................................     69,278,620      68,003,507      66,672,601      65,604,449      63,660,335
    Allowance for loan losses ......................     (1,008,390)       (989,936)       (929,679)       (928,592)       (945,492)
                                                       ------------    ------------    ------------    ------------    ------------
      Net loans ....................................     68,270,230      67,013,571      65,742,922      64,675,857      62,714,843
  Loans held for sale or securitization:
    Commercial loans held for sale .................        165,909               -               -               -               -
    Mortgage loans held for sale ...................      8,602,615       8,412,730       5,882,521       3,030,672       2,945,975
    Credit card loans held for securitization ......              -               -               -         407,900               -
                                                       ------------    ------------    ------------    ------------    ------------
      Total loans held for sale or securitization ..      8,768,524       8,412,730       5,882,521       3,438,572       2,945,975
  Securities available for sale, at fair value .....      8,538,644       8,758,250       9,468,365       9,904,533       9,655,612
  Federal funds sold and security resale
    agreements .....................................         71,170         103,320           4,460          81,040         111,222
  Other investments ................................        391,011         541,043         529,766         687,732         173,483
  Cash and demand balances due from banks ..........      3,701,290       3,468,695       3,314,336       3,535,186       3,230,100
  Properties and equipment .........................      1,070,554       1,070,186       1,066,295       1,071,637       1,090,185
  Accrued income and other assets ..................      5,368,451       5,071,958       4,809,268       5,140,052       5,124,455
                                                       ------------    ------------    ------------    ------------    ------------
      Total Assets .................................   $ 96,179,874    $ 94,439,753    $ 90,817,933    $ 88,534,609    $ 85,045,875
                                                       ============    ============    ============    ============    ============

Liabilities
  Deposits:
    Noninterest bearing deposits ...................   $ 11,928,824    $ 11,988,114    $ 11,563,466    $ 11,500,026    $ 10,646,830
    NOW and money market accounts ..................     18,792,722      18,101,899      17,703,959      17,262,587      16,496,536
    Savings accounts ...............................      2,624,591       2,703,807       2,799,732       2,883,763       3,036,999
    Consumer time deposits .........................     15,101,268      15,312,780      15,670,865      15,816,422      15,763,352
    Other deposits .................................      6,111,936       6,021,327       5,971,041       4,072,308       2,780,526
    Foreign deposits ...............................      5,570,199       3,890,538       2,145,016       3,721,316       4,001,338
                                                       ------------    ------------    ------------    ------------    ------------
      Total deposits ...............................     60,129,540      58,018,465      55,854,079      55,256,422      52,725,581
  Federal funds borrowed and security
      repurchase agreements ........................      8,688,276       7,751,145       9,410,866       5,677,643       6,097,889
  Borrowed funds ...................................      1,535,772       3,485,872       1,644,320         903,725       2,283,295
  Long-term debt ...................................     16,502,817      16,313,685      15,329,472      17,964,800      15,455,589
  Corporation-obligated mandatorily redeemable
     capital securities of subsidiary trusts holding
     solely debentures of the Corporation ..........        180,000         180,000         180,000         180,000         180,000
  Accrued expenses and other liabilities ...........      1,941,380       1,710,683       1,645,209       1,782,198       1,836,114
                                                       ------------    ------------    ------------    ------------    ------------
      Total Liabilities ............................     88,977,785      87,459,850      84,063,946      81,764,788      78,578,468
Stockholders' Equity
  Preferred stock ..................................          7,578          29,502          29,968          29,968          29,982
  Common stock .....................................      2,424,022       2,412,374       2,403,000       2,436,755       2,433,591
  Capital surplus ..................................        901,528         865,022         841,808         837,444         828,220
  Retained earnings ................................      3,802,529       3,624,463       3,446,673       3,405,077       3,272,496
  Accumulated other comprehensive
     income (loss) .................................         66,432          48,542          32,538          60,577         (96,882)
                                                       ------------    ------------    ------------    ------------    ------------
    Total Stockholders' Equity .....................      7,202,089       6,979,903       6,753,987       6,769,821       6,467,407
                                                       ------------    ------------    ------------    ------------    ------------
    Total Liabilities and
      Stockholders' Equity .........................   $ 96,179,874    $ 94,439,753    $ 90,817,933    $ 88,534,609    $ 85,045,875
                                                       ============    ============    ============    ============    ============

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                       CONSOLIDATED AVERAGE BALANCE SHEETS
                              (DOLLARS IN MILLIONS)

                                                                  2001                         2000
                                                    --------------------------------    --------------------
                                                       Third      Second       First      Fourth       Third
Assets                                               Quarter     Quarter     Quarter     Quarter     Quarter
                                                    --------    --------    --------    --------    --------
Earning Assets:
  Loans:
    Commercial ..................................   $ 27,486    $ 27,532    $ 27,010    $ 26,132    $ 25,294
    Real estate - commercial ....................      6,826       6,692       6,550       6,435       6,273
    Real estate - residential ...................     14,274      13,484      13,533      12,876      11,627
    Consumer ....................................     12,375      12,286      12,174      12,165      12,224
    Credit card .................................      2,198       2,139       2,113       2,383       2,487
    Home equity .................................      5,302       5,025       4,845       4,654       4,343
                                                    --------    --------    --------    --------    --------
      Total loans ...............................     68,461      67,158      66,225      64,645      62,248
  Loans held for sale or securitization:
    Commercial loans held for sale ..............          2           -           -           -           -
    Mortgage loans held for sale ................      8,778       7,453       3,473       2,851       3,001
    Credit card loans held for securitization ...          -           -         131           4           -
                                                    --------    --------    --------    --------    --------
      Total loans held for sale or securitization      8,780       7,453       3,604       2,855       3,001
  Securities available for sale, at cost ........      8,276       8,768       9,491       9,543      10,786
  Federal funds sold and security
      resale agreements .........................        130          81         112         120         178
  Other investments .............................        450         561         330         200         165
                                                    --------    --------    --------    --------    --------
      Total earning assets ......................     86,097      84,021      79,762      77,363      76,378
Allowance for loan losses .......................     (1,004)       (942)       (950)       (967)       (991)
Fair value appreciation (depreciation)
  of securities available for sale ..............        202         111         123        (101)       (304)
Cash and demand balances due
   from banks ...................................      3,041       3,086       3,000       3,005       3,091
Properties and equipment ........................      1,074       1,071       1,078       1,086       1,099
Accrued income and other assets .................      4,923       4,589       4,598       4,914       4,928
                                                    --------    --------    --------    --------    --------
    Total Assets ................................   $ 94,333    $ 91,936    $ 87,611    $ 85,300    $ 84,201
                                                    ========    ========    ========    ========    ========

Liabilities
Deposits:
  Noninterest bearing deposits ..................   $ 11,611    $ 11,550    $ 10,781    $ 10,682    $ 10,837
  NOW and money market accounts .................     18,378      17,963      17,276      16,803      16,473
  Savings accounts ..............................      2,664       2,753       2,835       2,958       3,139
  Consumer time deposits ........................     15,259      15,459      15,725      15,764      15,652
  Other deposits ................................      6,004       6,107       4,970       3,201       2,838
  Foreign deposits ..............................      4,847       4,241       2,390       3,275       2,974
                                                    --------    --------    --------    --------    --------
    Total deposits ..............................     58,763      58,073      53,977      52,683      51,913
Federal funds borrowed and security
   repurchase agreements ........................      9,218       8,801       7,008       6,837       6,941
Borrowed funds ..................................      1,315       1,282       1,809         872       1,726
Long-term debt and capital securities ...........     16,475      15,612      16,853      16,910      16,014
Accrued expenses and other
  liabilities ...................................      1,456       1,300       1,314       1,444       1,361
                                                    --------    --------    --------    --------    --------
    Total Liabilities ...........................     87,227      85,068      80,961      78,746      77,955
Stockholders' Equity
  Preferred .....................................         15          30          30          30          30
  Common ........................................      7,091       6,838       6,620       6,524       6,216
                                                    --------    --------    --------    --------    --------
    Total Stockholders' Equity ..................      7,106       6,868       6,650       6,554       6,246
                                                    --------    --------    --------    --------    --------
    Total Liabilities and Stockholders'
      Equity ....................................   $ 94,333    $ 91,936    $ 87,611    $ 85,300    $ 84,201
                                                    ========    ========    ========    ========    ========


                                                      Nine Months Ended
                                                        September 30,
                                                    --------------------
ASSETS                                                  2001        2000
                                                    --------    --------
Earning Assets:
  Loans:
    Commercial ..................................   $ 27,345    $ 24,393
    Real estate - commercial ....................      6,690       6,150
    Real estate - residential ...................     13,766      11,334
    Consumer ....................................     12,279      13,569
    Credit card .................................      2,151       2,446
    Home equity .................................      5,059       4,053
                                                    --------    --------
      Total loans ...............................     67,290      61,945
  Loans held for sale or securitization:
    Commercial loans held for sale ..............          1           -
    Mortgage loans held for sale ................      6,588       2,651
    Credit card loans held for securitization ...         43           -
                                                    --------    --------
      Total loans held for sale or securitization      6,632       2,651
  Securities available for sale, at cost ........      8,840      12,810
  Federal funds sold and security
      resale agreements .........................        108         363
  Other investments .............................        446         155
                                                    --------    --------
      Total earning assets ......................     83,316      77,924
Allowance for loan losses .......................       (966)       (994)
Fair value appreciation (depreciation)
  of securities available for sale ..............        146        (380)
Cash and demand balances due
   from banks ...................................      3,042       3,115
Properties and equipment ........................      1,074       1,113
Accrued income and other assets .................      4,706       4,859
                                                    --------    --------
    Total Assets ................................   $ 91,318    $ 85,637
                                                    ========    ========

Liabilities
Deposits:
  Noninterest bearing deposits ..................   $ 11,317    $ 10,829
  NOW and money market accounts .................     17,877      16,464
  Savings accounts ..............................      2,750       3,290
  Consumer time deposits ........................     15,478      15,354
  Other deposits ................................      5,698       2,848
  Foreign deposits ..............................      3,835       3,078
                                                    --------    --------
    Total deposits ..............................     56,955      51,863
Federal funds borrowed and security
   repurchase agreements ........................      8,351       6,906
Borrowed funds ..................................      1,466       3,297
Long-term debt and capital securities ...........     16,312      16,302
Accrued expenses and other
  liabilities ...................................      1,358       1,268
                                                    --------    --------
    Total Liabilities ...........................     84,442      79,636
Stockholders' Equity
  Preferred .....................................         25          30
  Common ........................................      6,851       5,971
                                                    --------    --------
    Total Stockholders' Equity ..................      6,876       6,001
                                                    --------    --------
    Total Liabilities and Stockholders'
      Equity ....................................   $ 91,318    $ 85,637
                                                    ========    ========

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
              AVERAGE BALANCES AND RATES ON A TAX EQUIVALENT BASIS
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                              (DOLLARS IN MILLIONS)

                                                              2001                                  2000
                                              ------------------------------------   ------------------------------------
                                                  Tax            Tax                                    Tax
                                              Average     Equivalent     Average    Average      Equivalent     Average
Assets                                        Balance       Interest        Rate    Balance        Interest        Rate
                                              --------     ----------       ----   --------      ----------       -----
Earning Assets:
  Loans:
    Commercial(a) .......................     $ 27,488     $    456.5       6.59%  $ 25,294      $    573.2        9.01%
    Real estate  - commercial ...........        6,826          135.7       7.89      6,273           141.0        8.94
    Real estate  - residential(a) .......       23,052          462.9       8.03     14,628           308.4        8.43
    Consumer ............................       12,375          270.3       8.66     12,224           264.7        8.61
    Credit card .........................        2,198           64.3      11.60      2,487            89.5       14.32
    Home equity .........................        5,302           94.8       7.16      4,343           105.4        9.71
                                              --------     ----------       ----   --------      ----------       -----
      Total loans .......................       77,241        1,484.5       7.65     65,249         1,482.2        9.05
  Securities:
    Taxable .............................        7,557          114.9       6.08      9,999           154.8        6.19
    Tax-exempt ..........................          719           14.7       8.17        787            15.9        8.07
                                              --------     ----------       ----   --------      ----------       -----
      Total securities ..................        8,276          129.6       6.26     10,786           170.7        6.33
  Federal funds sold, security resale
    agreements and other investments ....          580            8.9       6.07        343             7.5        8.73
                                              --------     ----------       ----   --------      ----------       -----
      Total earning assets ..............       86,097        1,623.0       7.51     76,378         1,660.4        8.67
Allowance for loan losses ...............       (1,004)                                (991)
Fair value appreciation (depreciation) of
  securities available for sale .........          202                                 (304)
Noninterest earning assets ..............        9,038                                9,118
                                              --------                             --------
    Total assets ........................     $ 94,333                             $ 84,201
                                              ========                             ========

Liabilities and Stockholders' Equity
Interest bearing liabilities:
  Now and money market accounts .........     $ 18,378     $    117.6       2.54%  $ 16,473      $    162.7        3.93%
  Savings accounts ......................        2,664            8.7       1.29      3,139            13.1        1.67
  Consumer time deposits ................       15,259          206.3       5.36     15,652           230.1        5.85
  Other deposits ........................        6,004           59.1       3.91      2,838            46.1        6.46
  Foreign deposits ......................        4,847           43.6       3.56      2,974            48.5        6.48
  Federal funds borrowed ................        5,237           49.0       3.71      3,221            53.2        6.57
  Security repurchase agreements ........        3,981           24.7       2.46      3,720            50.7        5.42
  Borrowed funds ........................        1,315           11.8       3.56      1,726            28.6        6.60
  Long-term debt and capital securities .       16,475          196.9       4.75     16,014           281.4        7.00
                                              --------     ----------       ----   --------      ----------       -----
    Total interest bearing liabilities ..       74,160          717.7       3.84     65,757           914.4        5.53
                                                           ----------       ----                 ----------       -----
Noninterest bearing deposits ............       11,611                               10,837
Accrued expenses and other liabilities ..        1,456                                1,361
                                              --------                             --------
    Total liabilities ...................       87,227                               77,955
Total stockholders' equity ..............        7,106                                6,246
    Total Liabilities and Stockholders'
                                              --------                             --------
       Equity ...........................     $ 94,333                             $ 84,201
                                              ========                             ========

Net interest income and interest
  spread ................................                  $    905.3       3.67%                $    746.0       3.14%
                                                           ==========      =====                 ==========       =====

Net interest margin .....................                                   4.20%                                 3.90%
                                                                           =====                                  =====

(a) Includes loans held for sale

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
              AVERAGE BALANCES AND RATES ON A TAX EQUIVALENT BASIS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                              (DOLLARS IN MILLIONS)


                                                                   2001                                2000
                                                    ----------------------------------   ------------------------------
                                                                       Tax                                Tax
                                                      Average   Equivalent    Average    Average   Equivalent  Average
Assets                                                Balance     Interest       Rate    Balance     Interest     Rate
                                                    ----------  -----------  ---------   --------  ----------- --------
Earning Assets:
  Loans:
    Commercial(a) ..............................      $27,346     $1,521.9       7.44%   $24,393     $1,597.1     8.75%
    Real estate  - commercial ..................        6,690        410.6       8.21      6,150        406.6     8.83
    Real estate  - residential(a) ..............       20,354      1,227.8       8.04     13,985        864.9     8.25
    Consumer ...................................       12,279        804.2       8.76     13,569        859.9     8.47
    Credit card(a) .............................        2,194        204.8      12.48      2,446        253.6    13.85
    Home equity ................................        5,059        309.7       8.16      4,053        281.7     9.27
                                                    ---------   ----------   --------    -------   ----------  -------
      Total loans ..............................       73,922      4,479.0       8.09     64,596      4,263.8     8.81
  Securities:
    Taxable ....................................        8,099        373.4       6.15     12,012        562.0     6.24
    Tax-exempt .................................          741         45.2       8.13        798         48.7     8.13
                                                    ---------   ----------   --------    -------   ----------  -------
      Total securities .........................        8,840        418.6       6.32     12,810        610.7     6.36
  Federal funds sold, security resale
    agreements and other investments ...........          554         27.1       6.53        518         29.2     7.53
                                                    ---------   ----------   --------    -------   ----------  -------
      Total earning assets .....................       83,316      4,924.7       7.89     77,924      4,903.7     8.40
Allowance for loan losses ......................         (966)                              (994)
Fair value appreciation (depreciation) of
  securities available for sale ................          146                               (380)
Noninterest earning assets .....................        8,822                              9,087
                                                    ---------                            -------
    Total Assets ...............................      $91,318                            $85,637
                                                    =========                            =======

Liabilities and Stockholders' Equity
Interest bearing liabilities:
  NOW and money market accounts ................      $17,877       $415.8       3.11%   $16,464       $452.0     3.67%
  Savings accounts .............................        2,750         29.0       1.41      3,290         41.0     1.67
  Consumer time deposits .......................       15,478        658.1       5.68     15,354        646.1     5.62
  Other deposits ...............................        5,698        202.1       4.74      2,848        131.0     6.14
  Foreign deposits .............................        3,835        120.1       4.19      3,078        140.5     6.10
  Federal funds borrowed .......................        4,484        152.5       4.55      3,047        144.2     6.32
  Security repurchase agreements ...............        3,867         97.7       3.38      3,859        148.0     5.12
  Borrowed funds ...............................        1,466         53.2       4.85      3,297        149.7     6.07
  Long-term debt and capital securities ........       16,312        676.7       5.54     16,302        815.3     6.68
                                                    ---------   ----------   --------    -------   ----------  -------
    Total interest bearing liabilities .........       71,767      2,405.2       4.48     67,539      2,667.8     5.28
                                                                ----------   --------              ----------  -------
Noninterest bearing deposits ...................       11,317                             10,829
Accrued expenses and other liabilities .........        1,358                              1,268
                                                    ---------                            -------
    Total Liabilities ..........................       84,442                             79,636
Total Stockholders' Equity .....................        6,876                              6,001
    Total Liabilities and Stockholders'
                                                    ---------                            -------
       Equity ..................................      $91,318                            $85,637
                                                    =========                            =======

Net interest income and interest
  spread .......................................                  $2,519.5       3.41%               $2,235.9      3.12%
                                                                ==========   ========              ==========  ========

Net interest margin ............................                                 4.04%                             3.83%
                                                                             ========                          ========


(a)  Includes loans held for sale or securitization.

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                         SELECTED FINANCIAL INFORMATION



                                                                   2001                                           2000
                                          ----------------------------------------------------  ----------------------------------
                                                    Third            Second             First            Fourth             Third
(Dollars in Thousands)                            Quarter           Quarter           Quarter           Quarter           Quarter
                                          ----------------  ----------------  ----------------  ----------------  ----------------
Allowance for Loan Losses:
Balance at beginning
  of period ...........................          $989,936          $929,679          $928,592          $945,492          $970,362
Provision .............................           160,000           152,923            83,372            81,415            70,363
Allowance related to loans
  acquired (sold or securitized) ......            (2,372)                -               887           (17,100)          (25,016)
Charge-offs:
  Commercial ..........................            71,822            38,226            28,714            27,568            19,577
  Real estate - commercial ............             6,227             2,983             2,960             1,734             1,635
  Real estate - residential ...........            13,572            11,265             9,993             6,533             6,169
  Consumer ............................            50,281            42,962            45,438            45,731            43,248
  Credit card .........................            25,184            24,350            23,468            26,463            27,103
  Home equity .........................             3,794             3,170             2,115             2,367             1,644
                                          ----------------  ----------------  ----------------  ----------------  ----------------
    Total charge-offs .................           170,880           122,956           112,688           110,396            99,376
                                          ----------------  ----------------  ----------------  ----------------  ----------------
Recoveries:
  Commercial ..........................             3,406             4,999             4,403             3,962             4,546
  Real estate - commercial ............               589             1,309             1,296               556               945
  Real estate - residential ...........               746               121               168               131               172
  Consumer ............................            16,280            18,318            17,948            18,905            16,949
  Credit card .........................             9,950             4,799             4,932             4,790             5,176
  Home equity .........................               735               744               769               837             1,371
                                          ----------------  ----------------  ----------------  ----------------  ----------------
    Total recoveries ..................            31,706            30,290            29,516            29,181            29,159
                                          ----------------  ----------------  ----------------  ----------------  ----------------
Net charge-offs .......................           139,174            92,666            83,172            81,215            70,217
                                          ----------------  ----------------  ----------------  ----------------  ----------------
Balance at end of period ..............        $1,008,390          $989,936          $929,679          $928,592          $945,492
                                          ================  ================  ================  ================  ================

(Dollars in Millions)
Nonperforming Assets:
Nonaccrual and
  restructured loans ..................            $586.8            $456.7            $404.0            $369.0            $337.6
Other real estate owned ...............              62.1              52.0              43.1              33.3              27.7
                                          ----------------  ----------------  ----------------  ----------------  ----------------
Total nonperforming
  assets ..............................            $648.9            $508.7            $447.1            $402.3            $365.3
                                          ================  ================  ================  ================  ================

Loans 90 days past-due
  accruing interest ...................            $530.2            $468.0            $423.1            $341.8            $310.3

Asset Quality Ratios:
Net charge-offs to average
  loans (annualized) ..................               .81%              .55%              .51%              .50%              .45%
Allowance for loan losses as a
  percentage of period-end loans ......              1.46              1.46              1.39              1.42              1.49
Nonperforming assets to
  period-end loans and OREO ...........               .94               .75               .67               .61               .57

Capital Ratios (a):
Tier 1 capital ........................              7.27%             7.06%             7.10%             7.02%             7.29%
Total risk-based capital ..............             11.28             11.17             11.44             11.45             12.03
Leverage ..............................              6.56              6.46              6.59              6.70              6.67
Tangible common equity
  to tangible assets ..................              6.32              6.16              6.19              6.34              6.20

Share Information:
Average basic shares ..................       605,005,257       601,528,522       600,888,928       608,522,539       608,276,536
Average diluted shares ................       613,829,266       610,782,001       610,099,764       615,466,562       613,232,391
Common shares outstanding at
   end of period ......................       606,005,287       603,093,286       600,749,772       609,188,668       608,397,735


                                                 Nine Months Ended
                                                    September 30,
                                          ----------------------------------

(Dollars in Thousands)                               2001              2000
                                          ----------------  ----------------
Allowance for Loan Losses:
Balance at beginning
  of period ...........................          $928,592          $970,463
Provision .............................           396,295           205,380
Allowance related to loans
  acquired (sold or securitized) ......            (1,485)          (25,321)
Charge-offs:
  Commercial ..........................           138,762            68,803
  Real estate - commercial ............            12,170             5,172
  Real estate - residential ...........            34,830            17,990
  Consumer ............................           138,681           121,737
  Credit card .........................            73,002            79,096
  Home equity .........................             9,079             4,804
                                          ----------------  ----------------
    Total charge-offs .................           406,524           297,602
                                          ----------------  ----------------
Recoveries:
  Commercial ..........................            12,808            13,951
  Real estate - commercial ............             3,194             3,419
  Real estate - residential ...........             1,035               810
  Consumer ............................            52,546            54,138
  Credit card .........................            19,681            17,383
  Home equity .........................             2,248             2,871
                                          ----------------  ----------------
    Total recoveries ..................            91,512            92,572
                                          ----------------  ----------------
Net charge-offs .......................           315,012           205,030
                                          ----------------  ----------------
Balance at end of period ..............        $1,008,390          $945,492
                                          ================  ================

(Dollars in Millions)
Nonperforming Assets:
Nonaccrual and
  restructured loans ..................
Other real estate owned ...............

Total nonperforming
  assets ..............................


Loans 90 days past-due
  accruing interest ...................

Asset Quality Ratios:
Net charge-offs to average
  loans (annualized) ..................               .63%              .44%
Allowance for loan losses as a
  percentage of period-end loans ......
Nonperforming assets to
  period-end loans and OREO ...........

Capital Ratios (a):
Tier 1 capital ........................
Total risk-based capital ..............
Leverage ..............................
Tangible common equity
  to tangible assets ..................

Share Information:
Average basic shares ..................       602,489,314       606,994,772
Average diluted shares ................       611,584,005       611,671,365
Common shares outstanding at
   end of period ......................


(a)  Third quarter 2001 ratios are based on preliminary data.

                                                                        Annex A




                        [NATIONAL CITY CORORATION LOGO]





                                    UNAUDITED
                         QUARTERLY FINANCIAL SUPPLEMENT


                               SEPTEMBER 30, 2001






















       Derek Green                                   Holly Schreiber
      (216) 222-9849                                 (216) 222-3035

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

-----------------------------------------------------------------------------------------------------------------------------------
                                                               2001                                              2000
                                                ---------------------------------     ---------------------------------------------

                                                3RD QTR      2ND QTR     1ST QTR       4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                               ----------------------------------     ---------------------------------------------
EARNINGS
--------------------------------
Interest income (TE)                           $1,623.0     $1,634.0     $1,667.7     $1,696.6    $1,660.4    $1,654.8     $1,588.5
Interest expense                                  717.7        799.0        888.5        940.4       914.4       905.8        847.6
                                               ----------------------------------     ---------------------------------------------
Net interest income (TE)                          905.3        835.0        779.2        756.2       746.0       749.0        740.9
Provision for loan losses                         160.0        152.9         83.4         81.4        70.4        68.7         66.3
                                               ----------------------------------     ---------------------------------------------
NII after provision for loan losses (TE)          745.3        682.1        695.8        674.8       675.6       680.3        674.6
Fees and other income                             597.2        682.0        598.5        604.8       590.9       674.3        557.4
Securities gains (losses)                          21.2         17.0         88.1         50.7        27.5       (42.8)        21.5
Noninterest expense                               815.5        840.1        805.0        854.4       785.3       785.1        759.1
                                               ----------------------------------     ---------------------------------------------
Income before taxes and TE adjustment             548.2        541.0        577.4        475.9       508.7       526.7        494.4
Income taxes                                      182.9        183.0        234.2        159.4       169.6       175.9        164.7
TE adjustment                                       8.7          8.5          7.8          8.5         8.4         8.4          8.4
                                               ----------------------------------     ---------------------------------------------
Net income                                       $356.6       $349.5       $335.4       $308.0      $330.7      $342.4       $321.3
                                               ==================================     =============================================
Net income per common share:
    Basic                                          $.59         $.58         $.56         $.50        $.55        $.56         $.53
    Diluted                                         .58          .57          .55          .50         .54         .56          .53

PERFORMANCE RATIOS
--------------------------------
Return on average common equity                   19.95%       20.47%       20.52%       18.76%      21.13%      23.13%       22.45%
Return on average total equity                    19.91        20.41        20.45        18.70       21.06       23.04        22.37
Return on average assets                           1.50         1.52         1.55         1.44        1.56        1.59         1.50
Net interest margin                                4.20         3.98         3.92         3.90        3.90        3.80         3.79
Efficiency ratio                                  54.27        55.38        58.43        62.78       58.74       55.16        58.47

ASSET QUALITY
--------------------------------
Net charge-offs                                  $139.1        $92.7        $83.2        $81.2       $70.2       $68.7        $66.2
Provision for loan losses                         160.0        152.9         83.4         81.4        70.4        68.7         66.3
Loan loss allowance                             1,008.4        989.9        929.7        928.6       945.5       970.4        970.6
Nonperforming assets                              648.9        508.7        447.1        402.3       365.3       339.3        314.1
Net charge-offs to average loans                    .81%         .55%         .51%         .50%        .45%        .44%         .44%
Loan loss allowance to loans                       1.46         1.46         1.39         1.42        1.49        1.58         1.57
Nonperforming assets to
  loans + OREO                                      .94          .75          .67          .61         .57         .55          .51

CAPITAL & LIQUIDITY
--------------------------------
Average equity to assets                           7.53%        7.47%        7.59%        7.68%       7.42%       6.89%        6.72%
Average equity to loans*                          10.38        10.23        10.04        10.14       10.03        9.56         9.47
Average loans to deposits*                       116.50       115.64       122.69       122.71      119.91      120.59       117.81
Common equity to assets (tangible)**               6.32         6.16         6.19         6.34        6.20        5.81         5.38

AVERAGE BALANCES
--------------------------------
Assets                                          $94,333      $91,936      $87,611      $85,300     $84,201     $86,771      $85,951
Loans                                            68,461       67,158       66,225       64,645      62,248      62,537       61,043
Loans held for sale or securitization             8,780        7,453        3,604        2,855       3,001       2,848        2,101
Securities (at cost)                              8,276        8,768        9,491        9,543      10,786      13,064       14,600
Earning assets                                   86,097       84,021       79,762       77,363      76,378      79,027       78,379
Deposits                                         58,763       58,073       53,977       52,683      51,913      51,860       51,816
Common equity                                     7,091        6,838        6,620        6,524       6,216       5,946        5,748
Total equity                                      7,106        6,868        6,650        6,554       6,246       5,976        5,778


MEMO:
Mortgage loans held for sale                     $8,778       $7,453       $3,473       $2,851      $3,001      $2,848       $2,101
Commercial loans held for sale                        2            -            -            -           -           -            -
Credit card loans held for securitization             -            -          131            4           -           -            -
                                               ----------------------------------     ---------------------------------------------
Total loans held for sale or securitization      $8,780       $7,453       $3,604       $2,855      $3,001      $2,848       $2,101

ENDING BALANCES
--------------------------------
Assets                                          $96,180      $94,440      $90,818      $88,535     $85,046     $84,601      $86,895
Loans                                            69,279       68,004       66,673       65,604      63,660      61,570       61,857
Loans held for sale or securitization             8,769        8,413        5,883        3,439       2,946       3,198        2,330
Securities (at fair value)                        8,539        8,758        9,468        9,904       9,656      10,719       13,783
Deposits                                         60,130       58,018       55,854       55,256      52,726      49,988       50,613
Common equity                                     7,195        6,950        6,724        6,740       6,437       6,103        5,888
Total equity                                      7,202        6,980        6,754        6,770       6,467       6,133        5,918


MEMO:
Mortgage loans held for sale                     $8,603       $8,413       $5,883       $3,031      $2,946      $3,198       $2,330
Commercial loans held for sale                      166            -            -            -           -           -            -
Credit card loans held for securitization             -            -            -          408           -           -            -
                                               ----------------------------------     ---------------------------------------------
Total loans held for sale or securitization      $8,769       $8,413       $5,883       $3,439      $2,946      $3,198       $2,330




                                                                    1999
----------------------------------------------------------------------------------------------
                                                4TH QTR     3RD QTR       2ND QTR     1ST QTR
                                                ----------------------------------------------
EARNINGS

Interest income (TE)                           $1,556.1     $1,474.9     $1,449.5     $1,469.1
Interest expense                                  799.7        717.2        691.3        704.4
                                                ----------------------------------------------
Net interest income (TE)                          756.4        757.7        758.2        764.7
Provision for loan losses                          66.6         55.5         59.6         68.0
                                                ----------------------------------------------
NII after provision for loan losses (TE)          689.8        702.2        698.6        696.7
Fees and other income                             579.3        528.6        543.6        590.9
Securities gains (losses)                          37.1         20.3         57.3         23.7
Noninterest expense                               780.1        705.9        757.3        739.2
                                                ----------------------------------------------
Income before taxes and TE adjustment             526.1        545.2        542.2        572.1
Income taxes                                      173.7        178.5        178.5        212.5
TE adjustment                                       8.9         10.2          9.2          8.6
                                                ----------------------------------------------
Net income                                       $343.5       $356.5       $354.5       $351.0
                                                ==============================================
Net income per common share:
    Basic                                          $.56         $.58         $.56         $.55
    Diluted                                         .55          .57          .56          .54

PERFORMANCE RATIOS
--------------------------------
Return on average common equity                   22.84%       23.79%       22.96%       21.12%
Return on average total equity                    22.76        23.70        22.87        21.05
Return on average assets                           1.59         1.71         1.71         1.66
Net interest margin                                3.87         4.03         4.04         4.02
Efficiency ratio                                  58.41        54.88        58.16        54.53

ASSET QUALITY
--------------------------------
Net charge-offs                                   $66.6        $54.9        $60.0        $68.0
Provision for loan losses                          66.6         55.5         59.6         68.0
Loan loss allowance                               970.5        970.7        970.2        970.3
Nonperforming assets                              289.1        260.0        249.5        271.9
Net charge-offs to average loans                    .45%         .38%         .42%         .48%
Loan loss allowance to loans                       1.61         1.67         1.69         1.69
Nonperforming assets to
  loans + OREO                                      .48          .45          .44          .47

CAPITAL & LIQUIDITY
--------------------------------
Average equity to assets                           7.00%        7.22%        7.46%        7.91%
Average equity to loans*                          10.15        10.45        10.86        11.80
Average loans to deposits*                       112.85       110.67       108.97       105.26
Common equity to assets (tangible)**               5.12         5.52         5.78         6.17

AVERAGE BALANCES
--------------------------------
Assets                                          $85,600      $82,691      $83,369      $85,520
Loans                                            59,006       57,142       57,257       57,319
Loans held for sale or securitization             2,555        2,172        2,344        2,976
Securities (at cost)                             15,403       14,851       14,638       15,126
Earning assets                                   77,762       74,971       75,238       76,514
Deposits                                         52,287       51,633       52,543       54,457
Common equity                                     5,960        5,938        6,185        6,728
Total equity                                      5,990        5,969        6,216        6,761


MEMO:
Mortgage loans held for sale                     $2,555       $2,172       $2,344       $2,976
Commercial loans held for sale                        -            -            -            -
Credit card loans held for securitization             -            -            -            -
                                                ----------------------------------------------
Total loans held for sale or securitization      $2,555       $2,172       $2,344       $2,976

ENDING BALANCES
--------------------------------
Assets                                          $87,121      $85,058      $84,022      $84,094
Loans                                            60,204       58,001       57,317       57,312
Loans held for sale or securitization             2,731        2,439        2,339        2,519
Securities (at fair value)                       14,904       15,811       14,994       15,264
Deposits                                         50,066       50,395       52,091       52,051
Common equity                                     5,698        5,884        5,837        6,226
Total equity                                      5,728        5,914        5,867        6,257


MEMO:
Mortgage loans held for sale                     $2,731       $2,439       $2,339       $2,519
Commercial loans held for sale                        -            -            -            -
Credit card loans held for securitization             -            -            -            -
                                                ----------------------------------------------
Total loans held for sale or securitization      $2,731       $2,439       $2,339       $2,519

*    Excludes loans held for sale or securitization.
**   Period-end, less intangible assets.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                             BALANCE SHEET AVAERAGES
                                 ($ IN MILLIONS)

---------------------------------------------------------------------------------------------------------------------
                                                         2001                                 2000
                                            -----------------------------    ----------------------------------------

                                            3RD QTR    2ND QTR    1ST QTR     4TH QTR   3RD QTR    2ND QTR    1ST QTR
                                            -----------------------------    ----------------------------------------
AVERAGE LOANS
-------------------------------------
Commercial                                  $27,486    $27,532    $27,010    $26,132    $25,294    $24,379    $23,496
Real estate - commercial                      6,826      6,692      6,550      6,435      6,273      6,157      6,020
Real estate - residential                    14,274     13,484     13,533     12,876     11,627     11,470     10,901
Consumer                                     12,375     12,286     12,174     12,165     12,224     13,973     14,520
Credit card                                   2,198      2,139      2,113      2,383      2,487      2,514      2,336
Home equity                                   5,302      5,025      4,845      4,654      4,343      4,044      3,770
                                            -----------------------------    ----------------------------------------
  TOTAL LOANS                               $68,461    $67,158    $66,225    $64,645    $62,248    $62,537    $61,043
                                            =============================    ========================================

MEMO:
Securitized credit card balances (avg)         $997       $997       $874       $685       $452       $321       $438
Securitized credit card balances (eop)          997        997        997        630        748        265        383

Total managed credit card balances (avg)*    $2,225     $2,202     $2,226     $2,228     $2,144     $2,086     $2,073
Total managed credit card balances (eop)*     2,214      2,237      2,183      2,323      2,188      2,097      2,072

AVERAGE SELECTED PORTFOLIO BALANCES:

DEALER
   Floorplan loans                             $594       $687       $755       $754       $758       $903       $938
   Automobile leases                          1,415      1,580      1,750      1,879      1,893      1,869      1,894
   Installment loans                          6,631      6,491      6,390      6,481      6,571      6,522      6,623
                                            -----------------------------    ----------------------------------------
   TOTAL DEALER                              $8,640     $8,758     $8,895     $9,114     $9,222     $9,294     $9,455
                                            =============================    ========================================

ALTEGRA NONCONFORMING
   Altegra/Loan Zone originated loans        $3,545     $3,812     $4,060     $3,962     $3,654     $3,360     $3,009
   First Franklin originated loans            4,326      3,408      3,030      2,273      1,408        735        179
                                            -----------------------------    ----------------------------------------
   TOTAL ALTEGRA NONCONFORMING               $7,871     $7,220     $7,090     $6,235     $5,062     $4,095     $3,188
                                            =============================    ========================================

EDUCATION FINANCE
   Student loans                               $527       $663       $643       $493       $482     $2,400     $2,861
   Commercial loan                              294        453        425        223         95          -          -
                                            -----------------------------    ----------------------------------------
   TOTAL EDUCATION FINANCE                     $821     $1,116     $1,068       $716       $577     $2,400     $2,861
                                            =============================    ========================================

NATIONAL HOME EQUITY
   Revolving lines of credit                   $546       $421       $361       $309       $220       $147        $70
   Installment loans                            703        526        414        324        225        137         89
                                            -----------------------------    ----------------------------------------
   TOTAL NATIONAL HOME EQUITY                $1,249       $947       $775       $633       $445       $284       $159
                                            =============================    ========================================


AVERAGE SECURITIES (AT COST)
-------------------------------------
Mortgage-backed securities                   $4,880     $5,180     $5,397     $5,611     $6,078     $7,992     $9,196
Other investment securities                   2,677      2,844      3,333      3,154      3,921      4,275      4,593
                                            -----------------------------    ----------------------------------------
  Total taxable securities                    7,557      8,024      8,730      8,765      9,999     12,267     13,789
Tax-exempt securities                           719        744        761        778        787        797        811
                                            -----------------------------    ----------------------------------------
  TOTAL SECURITIES                           $8,276     $8,768     $9,491     $9,543    $10,786    $13,064    $14,600
                                            =============================    ========================================

AVERAGE DEPOSITS
-------------------------------------
Noninterest bearing deposits                $11,611    $11,550    $10,781    $10,682    $10,837    $10,934    $10,716
NOW and money market accounts                18,378     17,963     17,276     16,803     16,473     16,477     16,443
Savings accounts                              2,664      2,753      2,835      2,958      3,139      3,321      3,413
Consumer time deposits                       15,259     15,459     15,725     15,764     15,652     15,385     15,019
                                            -----------------------------    ----------------------------------------
    Core deposits                            47,912     47,725     46,617     46,207     46,101     46,117     45,591
Brokered retail CDs                           4,858      4,920      3,666      1,984      1,733      1,757      1,699
Other deposits                                1,146      1,187      1,304      1,217      1,105      1,124      1,126
Foreign deposits                              4,847      4,241      2,390      3,275      2,974      2,862      3,400
                                            -----------------------------    ----------------------------------------
  TOTAL DEPOSITS                            $58,763    $58,073    $53,977    $52,683    $51,913    $51,860    $51,816
                                            =============================    ========================================

SELECTED RATIOS
-------------------------------------
Average loans to deposits                    116.50%    115.64%    122.69%    122.71%    119.91%    120.59%    117.81%
Average loans to core deposits               142.89     140.72     142.06     139.90     135.03     135.61     133.89
Average loans to earning assets               79.52      79.93      83.03      83.56      81.50      79.13      77.88
Average securities to earning assets           9.61      10.44      11.90      12.34      14.12      16.53      18.63




------------------------------------------------------------------------------------
                                                             1999
                                            ----------------------------------------
                                            4TH QTR    3RD QTR    2ND QTR   1ST QTR
                                            ----------------------------------------

AVERAGE LOANS
-------------------------------------
Commercial                                  $22,988    $22,066    $22,228    $22,154
Real estate - commercial                      6,141      6,238      6,275      6,305
Real estate - residential                    10,047      9,750      9,779     10,097
Consumer                                     14,045     13,664     13,834     13,785
Credit card                                   2,224      2,088      1,953      1,829
Home equity                                   3,561      3,336      3,188      3,149
                                            ----------------------------------------
  TOTAL LOANS                               $59,006    $57,142    $57,257    $57,319
                                            ========================================

MEMO:
Securitized credit card balances (avg)         $500       $548       $637       $725
Securitized credit card balances (eop)          500        500        590        680

Total managed credit card balances (avg)*    $2,060     $2,006     $1,997     $1,990
Total managed credit card balances (eop)*     2,155      2,050      2,026      1,958

AVERAGE SELECTED PORTFOLIO BALANCES:

DEALER
   Floorplan loans
   Automobile leases
   Installment loans
   TOTAL DEALER

ALTEGRA NONCONFORMING
   Altegra/Loan Zone originated loans
   First Franklin originated loans
   TOTAL ALTEGRA NONCONFORMING

EDUCATION FINANCE
   Student loans
   Commercial loan
   TOTAL EDUCATION FINANCE

NATIONAL HOME EQUITY
   Revolving lines of credit
   Installment loans
   TOTAL NATIONAL HOME EQUITY


AVERAGE SECURITIES (AT COST)
-------------------------------------
Mortgage-backed securities                   $9,752     $9,105     $8,800     $9,320
Other investment securities                   4,813      4,895      4,961      4,907
                                            ----------------------------------------
  Total taxable securities                   14,565     14,000     13,761     14,227
Tax-exempt securities                           838        851        877        899
                                            ----------------------------------------
  TOTAL SECURITIES                          $15,403    $14,851    $14,638    $15,126
                                            ========================================

AVERAGE DEPOSITS
-------------------------------------
Noninterest bearing deposits                $11,278    $11,338    $11,542    $11,681
NOW and money market accounts                16,580     16,742     16,997     16,899
Savings accounts                              3,605      3,795      3,922      3,955
Consumer time deposits                       14,578     14,461     14,883     15,581
                                            ----------------------------------------
    Core deposits                            46,041     46,336     47,344     48,116
Brokered retail CDs                           1,792      1,741      1,658      1,554
Other deposits                                1,349      1,167      1,199      1,757
Foreign deposits                              3,105      2,389      2,342      3,030
                                            ----------------------------------------
  TOTAL DEPOSITS                            $52,287    $51,633    $52,543    $54,457
                                            ========================================
SELECTED RATIOS
-------------------------------------
Average loans to deposits                    112.85%    110.67%    108.97%    105.26%
Average loans to core deposits               128.16     123.32     120.94     119.13
Average loans to earning assets               75.88      76.22      76.10      74.91
Average securities to earning assets          19.81      19.81      19.46      19.77


* Excludes certain unsecured personal and business lines of credit included in the credit card totals presented elsewhere in this document.

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                2001                                       2000
                                                ----------------------------------    --------------------------------------------
                                                    3RD QTR     2ND QTR    1ST QTR      4TH QTR    3RD QTR     2ND QTR     1ST QTR
                                                ----------------------------------    --------------------------------------------

Per common share:
  Basic net income                                    $.59        $.58        $.56        $.50        $.55        $.56        $.53
  Diluted net income                                   .58         .57         .55         .50         .54         .56         .53
  Trailing four quarters basic net income             2.23        2.19        2.17        2.14        2.20        2.23        2.23
  Trailing four quarters diluted net income           2.20        2.16        2.15        2.13        2.18        2.21        2.21
  Dividend declared                                   .295        .285        .285        .285        .285        .285           -
  Dividend paid                                       .295        .285        .285        .285        .285        .285        .285
Dividend payout ratio*                               50.86%      50.00%      51.82%      57.00%      52.78%      50.89%        n/a
Dividend yield (annualized)**                         3.94        3.70        4.26        3.97        5.18        6.68        5.53
P/E ratio***                                         13.61       14.25       12.44       13.50       10.09        7.72        9.33

Average basic shares outstanding****               605,005     601,529     600,889     608,523     608,277     606,928     605,766
Average diluted shares outstanding****             613,829     610,782     610,100     615,467     613,232     611,070     610,694
Ending common shares outstanding****               606,005     603,093     600,750     609,189     608,398     607,434     606,228

Common stock price:
  High                                              $32.70      $30.86      $30.31      $29.75      $23.13      $22.75      $23.56
  Low                                                26.00       25.56       23.69       18.50       17.19       16.00       17.19
  Close                                              29.95       30.78       26.75       28.75       22.00       17.06       20.63

Book value per common share                         $11.87      $11.52      $11.19      $11.06      $10.58      $10.05       $9.71
Tangible book value per common share                  9.91        9.52        9.23        9.09        8.54        7.97        7.59
Other comprehensive income per share                   .11         .08         .05         .10        (.16)       (.43)       (.47)

Market to book value                                 252.3%      267.2%      239.1%      259.9%      207.9%      169.8%      212.5%

Market capitalization of common stock              $18,150     $18,563     $16,070     $17,514     $13,385     $10,363     $12,506

Common dividends declared                           $178.4      $171.3      $171.1      $173.4      $173.2      $173.0           -
Preferred dividends declared                            .1          .4          .5          .4          .4          .5           -




-----------------------------------------------------------------------------------------------
                                                                      1999
                                                  ---------------------------------------------
                                                   4TH QTR      3RD QTR    2ND QTR     1ST QTR
                                                  ---------------------------------------------

Per common share:
  Basic net income                                    $.56        $.58        $.56        $.55
  Diluted net income                                   .55         .57         .56         .54
  Trailing four quarters basic net income             2.25        2.13        2.08        2.03
  Trailing four quarters diluted net income           2.22        2.10        2.05        1.99
  Dividend declared                                   .285         .27         .27         .26
  Dividend paid                                        .27         .27         .26         .26
Dividend payout ratio*                               51.82%      47.37%      48.21%      48.15%
Dividend yield (annualized)**                         4.81        4.05        3.30        3.13
P/E ratio***                                         10.67       12.71       15.98       16.68

Average basic shares outstanding****               613,878     616,884     623,117     640,989
Average diluted shares outstanding****             620,784     624,581     633,280     652,221
Ending common shares outstanding****               607,058     616,565     618,131     628,842

Common stock price:
  High                                              $31.44      $33.38      $36.75      $37.81
  Low                                                22.13       26.13       31.44       33.09
  Close                                              23.69       26.69       32.75       33.19

Book value per common share                          $9.39       $9.54       $9.44       $9.90
Tangible book value per common share                  7.23        7.51        7.76        8.15
Other comprehensive income per share                  (.30)       (.10)        .03         .32

Market to book value                                 252.3%      279.8%      346.9%      335.3%

Market capitalization of common stock              $14,381     $16,456     $20,244     $20,871

Common dividends declared                           $172.7      $166.5      $166.7      $163.8
Preferred dividends declared                            .4          .5          .4          .4


* Dividend declared divided by diluted net income per common share. ** Dividend declared (annualized) divided by quarter-end stock price.
*** Quarter-end stock price divided by trailing-four-quarters diluted net income per common share.
**** In thousands.
n/a  Not applicable

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

-------------------------------------------------------------------------------------------------------------------------------
                                                          2001                                       2000
                                             --------------------------------    ----------------------------------------------
                                               3RD QTR   2ND QTR    1ST QTR        4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                             --------------------------------    ----------------------------------------------
FUNDING
----------------------------------------
LONG-TERM DEBT (NET OF DISCOUNT):

Total parent company debt                     $2,008.7   $1,948.3    $1,962.7     $1,960.5    $1,960.9     $1,960.5    $2,060.3
Subsidiary debt:
  Subordinated debt                            1,189.3    1,141.8     1,148.9      1,118.8     1,118.6      1,118.4     1,119.2
  Senior bank notes                            9,553.7    9,480.8     8,981.2     11,654.3     9,495.0     10,140.8    10,790.6
  Capital securities                             180.0      180.0       180.0        180.0       180.0        180.0       180.0
  FHLB advances and other                      3,751.1    3,742.8     3,236.7      3,231.2     2,881.1      2,757.2     2,833.0
                                             --------------------------------    ----------------------------------------------
    Total subsidiary debt                     14,674.1   14,545.4    13,546.8     16,184.3    13,674.7     14,196.4    14,922.8
                                             --------------------------------    ----------------------------------------------
  TOTAL LONG-TERM DEBT                       $16,682.8  $16,493.7   $15,509.5    $18,144.8   $15,635.6    $16,156.9   $16,983.1
                                             ================================    ==============================================
BORROWED FUNDS:

U.S. Treasury demand notes                    $1,065.6   $2,872.1      $792.8       $413.9    $1,583.2     $6,168.4    $4,304.1
Commercial paper                                 420.3      507.2       768.3        368.6       505.2        784.7     1,219.9
Other                                             49.9      106.6        83.2        121.2       194.9         21.7        16.8
                                             --------------------------------    ----------------------------------------------
    TOTAL BORROWED FUNDS                      $1,535.8   $3,485.9    $1,644.3       $903.7    $2,283.3     $6,974.8    $5,540.8
                                             ================================    ==============================================

STOCKHOLDERS' EQUITY
----------------------------------------
Preferred stock                                   $7.6      $29.5       $30.0        $30.0       $30.0        $30.0       $30.0
Common stock                                   7,194.5    6,950.4     6,724.0      6,739.8     6,437.4      6,103.5     5,887.6
                                             --------------------------------    ----------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                  $7,202.1   $6,979.9    $6,754.0     $6,769.8    $6,467.4     $6,133.5    $5,917.6
                                             ================================    ==============================================

OCI adjustments, net of tax:
SFAS 115 unrealized gain (loss), net            $171.5     $100.7       $84.6        $60.6      ($96.9)     ($258.3)    ($286.6)
SFAS 133 unrealized loss, net                   (106.8)     (52.2)      (52.1)           -           -            -           -
SFAS 140 unrealized gain on retained
   interests in credit card trust                  1.7          -           -            -           -            -           -

BANK STOCK FUND
----------------------------------------
Cost basis of investments                       $351.0     $381.4      $337.3       $569.7      $650.5       $745.1      $721.0
Unrealized gains (losses), net                    29.1       64.3        33.9         99.1        41.6        (65.9)        0.3
                                             --------------------------------    ----------------------------------------------
  FAIR MARKET VALUE OF INVESTMENTS              $380.1     $445.7      $371.2       $668.8      $692.1       $679.2      $721.3
                                             ================================    ==============================================

INTANGIBLE ASSETS
----------------------------------------
Goodwill                                      $1,103.2   $1,116.6    $1,106.4     $1,124.0    $1,157.0     $1,175.9    $1,193.1
Core deposit intangible                           36.0       38.5        41.1         43.7        46.2         48.8        51.4
Purchased credit card relationships                3.2        3.5         3.5          3.8         4.6          5.5         6.4
Other intangibles                                 44.1       48.5        28.6         29.8        31.1         32.3        33.4
                                             --------------------------------    ----------------------------------------------
  TOTAL INTANGIBLE ASSETS                     $1,186.5   $1,207.1    $1,179.6     $1,201.3    $1,238.9     $1,262.5    $1,284.3
                                             ================================    ==============================================

MEMO:
Parent Company investment in subsidiaries     $8,862.8   $8,655.6    $8,408.9     $7,887.3    $7,626.1     $7,477.2    $7,200.6
Parent Company intangible assets                  91.2       76.4        78.1         79.9        81.6         83.3        85.0

RISK-BASED CAPITAL
----------------------------------------
Tier 1 capital                                $6,102.7   $5,855.1    $5,686.2     $5,636.5    $5,554.7     $5,357.6    $5,147.4
Total risk-based capital                       9,473.0    9,264.4     9,160.7      9,191.1     9,157.7      8,977.0     8,645.5
Risk-weighted assets                          83,980.7   82,957.2    80,087.0     80,274.9    76,208.6     75,250.1    73,892.2

Tier 1 capital ratio                              7.27%      7.06%       7.10%        7.02%       7.29%        7.12%       6.97%
Total risk-based capital ratio                   11.28      11.17       11.44        11.45       12.03        11.93       11.70
Leverage ratio                                    6.56       6.46        6.59         6.70        6.67         6.23        6.05

STOCK REPURCHASE ACTIVITY
----------------------------------------
Number of shares repurchased                         -          -         9.3           .1          .2            -         2.2
Average price of repurchased shares                  -          -      $17.84       $21.02      $20.60            -      $21.93
Total cost                                           -          -      $166.2         $2.2        $5.1            -       $47.1
Shares remaining under authorization              15.6       15.6        15.6         24.9        25.0         25.2        25.2

SELECTED RATIOS AND OTHER
----------------------------------------
Debt to equity                                  231.64%    236.30%     229.63%      268.03%     241.76%      263.42%     286.99%
Debt to total capitalization                     69.85      70.26       69.66        72.83       70.74        72.48       74.16
Equity to assets                                  7.49       7.39        7.44         7.65        7.60         7.25        6.81
Common equity to assets                           7.48       7.36        7.40         7.61        7.57         7.21        6.78
Equity to assets (tangible)*                      6.33       6.19        6.22         6.38        6.24         5.84        5.41
Common equity to assets (tangible)*               6.32       6.16        6.19         6.34        6.20         5.81        5.38

Minority interest                                $53.0      $48.4       $50.7        $46.6       $44.6        $42.8       $41.2




-----------------------------------------------------------------------------------------
                                                               1999
                                             --------------------------------------------
                                              4TH QTR   3RD QTR     2ND QTR       1ST QTR
                                             --------------------------------------------
FUNDING
----------------------------------------
LONG-TERM DEBT (NET OF DISCOUNT):
Total parent company debt                     $2,060.1   $2,124.9    $2,126.2    $1,428.1
Subsidiary debt:
  Subordinated debt                            1,119.2    1,119.1     1,118.9     1,118.8
  Senior bank notes                            8,918.6    8,718.4     7,527.3     6,987.1
  Capital securities                             180.0      180.0       180.0       679.9
  FHLB advances and other                      2,760.1    2,662.6     2,364.9     2,465.1
                                             --------------------------------------------
    Total subsidiary debt                     12,977.9   12,680.1    11,191.1    11,250.9
                                             --------------------------------------------
  TOTAL LONG-TERM DEBT                       $15,038.0  $14,805.0   $13,317.3   $12,679.0
                                             ============================================
BORROWED FUNDS:

U.S. Treasury demand notes                    $9,228.2   $4,562.6    $2,912.0      $895.6
Commercial paper                                 313.4      450.0       918.0       950.7
Other                                            231.0      694.8       665.8       994.7
                                             --------------------------------------------
    TOTAL BORROWED FUNDS                      $9,772.6   $5,707.4    $4,495.8    $2,841.0

STOCKHOLDERS' EQUITY
----------------------------------------
Preferred stock                                  $30.2      $30.5       $30.5       $30.5
Common stock                                   5,697.5    5,883.8     5,836.7     6,226.4
                                             --------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                  $5,727.7   $5,914.3    $5,867.2    $6,256.9
                                             ============================================

OCI adjustments, net of tax:
SFAS 115 unrealized gain (loss), net           ($179.4)    ($62.1)      $20.3      $200.5
SFAS 133 unrealized loss, net                        -          -           -           -
SFAS 140 unrealized gain on retained
   interests in credit card trust                    -          -           -           -

BANK STOCK FUND
----------------------------------------
Cost basis of investments                       $486.5     $478.1      $452.8      $488.3
Unrealized gains (losses), net                    64.4      128.4       184.0       223.6
                                             --------------------------------------------
  FAIR MARKET VALUE OF INVESTMENTS              $550.9     $606.5      $636.8      $711.9
                                             ============================================

INTANGIBLE ASSETS
----------------------------------------
Goodwill                                      $1,210.4   $1,174.4      $962.4    $1,025.3
Core deposit intangible                           54.0       56.5        59.1        61.7
Purchased credit card relationships                7.2        8.1        11.1        12.1
Other intangibles                                 34.8       15.6         4.6         4.8
                                             --------------------------------------------
  TOTAL INTANGIBLE ASSETS                     $1,306.4   $1,254.6    $1,037.2    $1,103.9
                                             ============================================

MEMO:
Parent Company investment in subsidiaries     $7,013.3   $7,199.4    $7,784.0    $7,777.3
Parent Company intangible assets                  86.7       88.5        93.6        95.3

RISK-BASED CAPITAL
----------------------------------------
Tier 1 capital                                $4,828.0   $4,948.6    $5,037.6    $5,152.9
Total risk-based capital                       8,190.2    8,379.6     8,544.2     8,388.6
Risk-weighted assets                          73,027.4   71,837.8    70,518.1    70,157.2

Tier 1 capital ratio                              6.61%      6.89%       7.14%       7.34%
Total risk-based capital ratio                   11.22      11.66       12.12       11.96
Leverage ratio                                    5.72       6.07        6.06        6.13

STOCK REPURCHASE ACTIVITY
----------------------------------------
Number of shares repurchased                      10.8        2.7        12.7        26.4
Average price of repurchased shares             $24.56     $30.88      $34.24      $35.07
Total cost                                      $261.8      $84.8      $435.9      $927.6
Shares remaining under authorization              27.4        8.2        10.9        23.6

SELECTED RATIOS AND OTHER
----------------------------------------
Debt to equity                                  262.55%    250.33%     226.98%     202.64%
Debt to total capitalization                     72.42      71.46       69.42       66.96
Equity to assets                                  6.57       6.95        6.98        7.44
Common equity to assets                           6.54       6.92        6.95        7.40
Equity to assets (tangible)*                      5.15       5.56        5.82        6.21
Common equity to assets (tangible)*               5.12       5.52        5.78        6.17

Minority interest                                $40.0      $38.7       $36.8       $35.3

*    Period-end, less intangible assets.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                              NET INTEREST MARGIN

----------------------------------------------------------------------------------------------------------
                                                  2001                               2000
                                        -------------------------     -----------------------------------
                                        3RD QTR  2ND QTR  1ST QTR     4TH QTR  3RD QTR   2ND QTR  1ST QTR
                                        -------------------------     -----------------------------------
EARNING ASSETS
  Loans*                                7.65%     7.98%     8.72%      9.08%     9.05%     8.82%     8.56%
  Securities                            6.26      6.39      6.29       6.35      6.33      6.35      6.38
  Other earning assets                  6.07      5.24      9.04       9.44      8.73      7.51      6.88
RATE ON EARNING ASSETS                  7.51      7.79      8.44       8.74      8.67      8.41      8.14

INTEREST BEARING LIABILITIES
  Core deposits                         3.64      4.08      4.55       4.71      4.58      4.32      4.10
  Purchased deposits                    3.75      4.49      5.72       6.52      6.48      6.18      5.73
  Other purchased funding               4.15      4.92      6.03       6.69      6.67      6.37      5.98
RATE ON INTEREST BEARING
     LIABILITIES                        3.84      4.44      5.23       5.62      5.53      5.30      5.00

NET INTEREST SPREAD                     3.67      3.35      3.21       3.12      3.14      3.11      3.14
Contribution of noninterest bearing
   sources of funds                      .53       .63       .71        .78       .76       .69       .65
                                        -------------------------      ----------------------------------
NET INTEREST MARGIN                     4.20%     3.98%     3.92%      3.90%     3.90%     3.80%     3.79%
                                        =========================      ==================================




---------------------------------------------------------------------------
                                                       1999
                                      -------------------------------------
                                      4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                      -------------------------------------

EARNING ASSETS
  Loans*                                8.38%     8.23%     8.13%     8.14%
  Securities                            6.33      6.32      6.22      6.38
  Other earning assets                  6.58      5.83      5.15      5.22
RATE ON EARNING ASSETS                  7.96      7.83      7.72      7.75

INTEREST BEARING LIABILITIES
  Core deposits                         3.89      3.75      3.71      3.87
  Purchased deposits                    5.41      5.00      4.79      4.77
  Other purchased funding               5.69      5.28      5.06      4.96
RATE ON INTEREST BEARING
     LIABILITIES                        4.72      4.42      4.29      4.33

NET INTEREST SPREAD                     3.24      3.41      3.43      3.42
Contribution of noninterest bearing
   sources of funds                      .63       .62       .61       .60
                                      -------------------------------------
NET INTEREST MARGIN                     3.87%     4.03%     4.04%     4.02%
                                      =====================================

* Includes loans held for sale or securitization.



                               NONINTEREST INCOME
                                ($ IN MILLIONS)

-------------------------------------------------------------------------------------------------------------------------
                                                         2001                                    2000
                                           --------------------------------    ------------------------------------------

                                           3RD QTR     2ND QTR     1ST QTR     4TH QTR    3RD QTR    2ND QTR     1ST QTR
                                           --------------------------------    ------------------------------------------

Deposit service charges                     $117.3      $117.5      $111.8      $113.0     $115.4     $108.1      $106.3
Item processing revenue                      120.4       115.7       106.4       118.8      112.1      107.3       101.2
Trust and investment mgmt. fees               79.4        86.0        81.9        81.1       79.8       90.1        83.6
Card-related fees                             42.7        38.5        44.7        44.5       41.1       38.6        36.8
Mortgage banking:
    Core revenue (see detail on p. 8)        113.5       145.0       100.5       109.6      110.5      147.6       111.3
    Mortgage servicing asset impairment      (33.0)      (24.4)     (198.3)          -          -          -           -
Trading gains (losses), net                   26.6        (3.5)      235.7         6.1        2.8        4.2         5.2
Other service fees                            36.6        25.8        26.2        24.3       24.0       30.9        24.3
Brokerage revenue                             22.3        23.7        23.4        23.4       23.2       24.6        27.0
All other                                     71.4       157.7        66.2        84.0       82.0      122.9        61.7
                                           --------------------------------    ------------------------------------------
  FEES AND OTHER INCOME                      597.2       682.0       598.5       604.8      590.9      674.3       557.4
Net securities gains (losses)                 21.2        17.0        88.1        50.7       27.5      (42.8)       21.5
                                           --------------------------------    ------------------------------------------
  TOTAL NONINTEREST INCOME                  $618.4      $699.0      $686.6      $655.5     $618.4     $631.5      $578.9
                                           ================================    ==========================================




-------------------------------------------------------------------------------------
                                                             1999
                                            ----------------------------------------
                                            4TH QTR   3RD QTR    2ND QTR     1ST QTR
                                            ----------------------------------------

Deposit service charges                     $108.3     $107.4     $104.8      $99.9
Item processing revenue                      104.5       97.4      111.5      128.3
Trust and investment mgmt. fees               82.3       81.1       80.7       81.8
Card-related fees                             42.7       42.5       42.9       38.7
Mortgage banking:
    Core revenue (see detail on p. 8)        126.0       81.1       89.2       93.0
    Mortgage servicing asset impairment          -          -          -          -
Trading gains (losses), net                    5.2        5.6        3.5        3.5
Other service fees                            21.4       22.7       21.4       24.9
Brokerage revenue                             26.0       24.5       29.1       24.4
All other                                     62.9       66.3       60.5       96.4
                                            ----------------------------------------
  FEES AND OTHER INCOME                      579.3      528.6      543.6      590.9
Net securities gains (losses)                 37.1       20.3       57.3       23.7
                                            ----------------------------------------
  TOTAL NONINTEREST INCOME                  $616.4     $548.9     $600.9     $614.6
                                            ========================================

                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)

---------------------------------------------------------------------------------------------------------------------------
                                                        2001                                       2000
                                           -------------------------------     --------------------------------------------
                                           3RD QTR     2ND QTR     1ST QTR      4TH QTR    3RD QTR      2ND QTR     1ST QTR
                                           -------------------------------     --------------------------------------------

Salaries, benefits and other personnel      $418.2      $432.8      $410.4      $413.1      $406.0       $401.3      $406.9
Equipment                                     53.6        60.7        60.0        58.0        56.0         57.8        57.7
Net occupancy                                 52.2        53.5        53.5        52.0        52.7         51.8        52.7
Third-party services                          49.8        50.0        43.6        52.6        51.2         48.5        45.1
Card-related fees                             50.3        47.6        43.5        48.6        40.4         40.5        38.2
Intangibles amortization                      21.9        21.0        21.1        21.9        22.0         22.0        22.1
Marketing and public relations                23.6        24.1        16.5        18.8        18.8         23.4        22.7
Telephone                                     21.3        20.9        21.3        22.1        20.5         18.4        20.3
Postage                                       17.1        18.9        18.5        17.1        18.2         18.7        17.6
Supplies                                      13.5        13.8        12.7        12.3        11.5         13.0        13.0
Travel and entertainment                      14.1        14.0        13.6        16.0        14.8         15.1        13.6
State and local taxes                         13.0        13.6        13.4        10.4        12.9          8.1         7.7
FDIC assessments                               2.5         2.4         2.4         2.5         2.5          2.5         2.2
OREO expense, net                              2.0         1.4          .7          .2         (.1)          .1          .3
All other                                     62.4        65.4        73.8       108.8        57.9         63.9        39.0
                                           -------------------------------     --------------------------------------------
 TOTAL NONINTEREST EXPENSE                  $815.5      $840.1      $805.0      $854.4      $785.3       $785.1      $759.1
                                           ===============================     ============================================

MEMO: FTE employees                         31,933      36,153      35,999      36,097      36,766       37,704      37,458




--------------------------------------------------------------------------------------
                                                              1999
                                         ---------------------------------------------
                                           4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                         ---------------------------------------------

Salaries, benefits and other personnel      $400.3      $367.7      $389.6      $400.8
Equipment                                     56.5        47.6        52.9        52.8
Net occupancy                                 49.8        48.9        49.3        54.1
Third-party services                          49.7        49.3        48.5        45.6
Card-related fees                             40.4        37.3        38.0        33.6
Intangibles amortization                      21.1        19.2        17.6        17.5
Marketing and public relations                23.3        15.6        14.8        10.8
Telephone                                     20.3        15.1        19.6        19.0
Postage                                       17.8        16.2        18.1        18.5
Supplies                                      13.6        13.4        11.8        16.5
Travel and entertainment                      14.6        12.6        12.7        11.9
State and local taxes                         14.5        13.0        12.4        12.8
FDIC assessments                               2.6         1.4         1.7         2.4
OREO expense, net                               .7         1.4          .6        (1.5)
All other                                     54.9        47.2        69.7        44.4
                                         ---------------------------------------------
 TOTAL NONINTEREST EXPENSE                  $780.1      $705.9      $757.3      $739.2
                                         =============================================

MEMO: FTE employees                         38,054      37,267      37,804      39,742

                                   UNAUDITED
                            NTIONAL CITY CORPORATION
                    LOAN LOSS ALLOWANCE AND NET CHARGE-OFFS
                                ($ IN MILLIONS)

---------------------------------------------------------------------------------------------------------------------------
                                                            2001                                     2000
                                              -------------------------------     -----------------------------------------
                                                3RD QTR    2ND QTR   1ST QTR        4TH QTR   3RD QTR    2ND QTR    1ST QTR
                                              -------------------------------     -----------------------------------------
LOAN LOSS ALLOWANCE
------------------------------------------
Beginning loan loss allowance                    $989.9      $929.7    $928.6     $945.5      $970.3     $970.6      $970.5
Provision                                         160.0       152.9      83.4       81.4        70.4       68.7        66.3
Reserves acquired (sold or securitized)            (2.4)          -        .9      (17.1)      (25.0)       (.3)          -
Net charge-offs:
  Commercial                                       68.4        33.2      24.4       23.6        15.0       21.4        18.5
  Real estate - commercial                          5.6         1.6       1.7        1.2          .7        2.4        (1.4)
  Real estate - residential                        12.8        11.2       9.8        6.4         6.0        5.9         5.2
  Consumer                                         34.0        24.6      27.5       26.8        26.3       17.9        23.4
  Credit card                                      15.2        19.6      18.5       21.7        21.9       19.8        20.0
  Home equity                                       3.1         2.5       1.3        1.5          .3        1.3          .4
                                              -------------------------------     -----------------------------------------
Total net charge-offs                             139.1        92.7      83.2       81.2        70.2       68.7        66.2
                                              -------------------------------     -----------------------------------------
Ending loan loss allowance                     $1,008.4      $989.9    $929.7     $928.6      $945.5     $970.3      $970.6
                                              ===============================     =========================================

MEMO:
Net charge-offs on securitized credit cards       $12.8       $14.3      $9.7       $6.7        $2.5       $3.2        $4.4

Net charge-offs on managed credit cards*          $21.7       $30.3     $24.3      $24.9       $20.3      $19.8       $21.2



NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)
------------------------------------------
Commercial                                          .99%        .48%      .37%       .36%        .24%       .35%        .32%
Real estate - commercial                            .33         .10       .10        .07         .04        .16        (.09)
Real estate - residential                           .36         .33       .29        .20         .21        .21         .18
Consumer                                           1.09         .80       .93        .88         .86        .52         .65
Credit card                                        2.75        3.67      3.55       3.62        3.51       3.16        3.45
Home equity                                         .23         .20       .11        .13         .03        .13         .04
                                              -------------------------------     -----------------------------------------
  TOTAL NET CHARGE-OFFS                             .81%        .55%      .51%       .50%        .45%       .44%        .44%
                                              ===============================     =========================================

MEMO:
Securitized credit card                            5.09%       5.75%     4.50%      3.89%       2.20%      4.00%       4.04%
Managed credit card*                               3.87%       5.52%     4.43%      4.45%       3.77%      3.82%       4.11%



------------------------------------------------------------------------------------------
                                                                   1999
                                                ------------------------------------------
                                                 4TH QTR   3RD QTR    2ND QTR     1ST QTR
                                                ------------------------------------------
LOAN LOSS ALLOWANCE
------------------------------------------
Beginning loan loss allowance                    $970.7      $970.2     $970.3      $970.2
Provision                                          66.6        55.5       59.6        68.0
Reserves acquired (sold or securitized)             (.2)        (.1)        .3          .1
Net charge-offs:
  Commercial                                       15.2        11.9       25.1         9.5
  Real estate - commercial                           .4          .5       (2.7)          -
  Real estate - residential                         5.4         3.7        2.2         3.7
  Consumer                                         25.3        20.1       14.6        32.1
  Credit card                                      19.6        18.5       19.7        21.8
  Home equity                                        .7          .2        1.0         1.0
                                                ------------------------------------------
Total net charge-offs                              66.6        54.9       60.0        68.0
                                                ------------------------------------------
Ending loan loss allowance                       $970.5      $970.7     $970.2      $970.3
                                                ==========================================

MEMO:
Net charge-offs on securitized credit cards        $5.4        $5.8       $8.1        $8.6

Net charge-offs on managed credit cards*          $22.3       $22.2      $25.7       $27.6



NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)
------------------------------------------
Commercial                                          .26%        .21%       .45%        .17%
Real estate - commercial                            .03         .03       (.17)        .00
Real estate - residential                           .21         .15        .09         .15
Consumer                                            .71         .58        .41         .95
Credit card                                        3.50        3.52       4.05        4.83
Home equity                                         .08         .03        .12         .13
                                                ------------------------------------------
  TOTAL NET CHARGE-OFFS                             .45%        .38%       .42%        .48%
                                                ==========================================

MEMO:
Securitized credit card                            4.28%       4.20%      5.10%       4.81%
Managed credit card*                               4.30%       4.39%      5.16%       5.62%

* Excludes certain unsecured personal and business lines of credit included in the credit card totals presented elsewhere in this document.









                              NONPERFORMING ASSETS
                                ($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------
                                             2001                                   2000
                                   -----------------------------    ---------------------------------------
                                   3RD QTR   2ND QTR    1ST QTR     4TH QTR   3RD QTR    2ND QTR    1ST QTR
                                   -----------------------------    ---------------------------------------
NONPERFORMING ASSETS
--------------------------------
Commercial                         $354.1     $266.3     $216.5     $183.2     $170.8     $155.5     $138.6
Real estate - commercial             56.1       56.1       57.1       67.0       69.3       75.5       76.2
Real estate - residential           176.6      134.3      130.4      118.8       97.5       82.7       76.0
                                   -----------------------------    ---------------------------------------
  Total nonperforming loans         586.8      456.7      404.0      369.0      337.6      313.7      290.8
Other real estate owned              62.1       52.0       43.1       33.3       27.7       25.6       23.3
                                   -----------------------------    ---------------------------------------
  TOTAL NONPERFORMING ASSETS       $648.9     $508.7     $447.1     $402.3     $365.3     $339.3     $314.1
                                   =============================    =======================================

LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
--------------------------------
Commercial                          $70.9     $103.0      $59.7      $50.0      $53.9      $55.3      $51.1
Real estate - commercial             35.5       19.5       21.1       22.6       18.6       13.2       20.8
Real estate - residential           380.0      307.0      300.7      229.6      198.3      141.9      139.1
Consumer                             22.6       19.9       20.0       25.8       26.4       22.2       22.7
Credit card                          11.1       10.2       11.6        6.1        6.6       10.4       11.7
Home Equity                          10.1        8.4       10.0        7.7        6.5        6.4        4.6
                                   -----------------------------    ---------------------------------------
  TOTAL LOANS 90+ DAYS PAST DUE    $530.2     $468.0     $423.1     $341.8     $310.3     $249.4     $250.0
                                   =============================    =======================================


NPAs to loans + OREO                  .94%       .75%       .67%       .61%       .57%       .55%       .51%
NPAs to total assets                  .67        .54        .49        .45        .43        .40        .36
LLA to nonperforming loans         171.85     216.75     230.12     251.65     280.07     309.31     333.77
Loan loss allowance to loans         1.46       1.46       1.39       1.42       1.49       1.58       1.57




--------------------------------------------------------------------------
                                                   1999
                                   ---------------------------------------
                                   4TH QTR   3RD QTR    2ND QTR   1ST QTR
                                   ---------------------------------------


NONPERFORMING ASSETS
--------------------------------
Commercial                         $130.4     $106.9     $100.1     $122.6
Real estate - commercial             68.5       60.4       63.9       63.2
Real estate - residential            70.3       68.8       58.8       56.7
                                  ----------------------------------------
  Total nonperforming loans         269.2      236.1      222.8      242.5
Other real estate owned              19.9       23.9       26.7       29.4
                                  ----------------------------------------
  TOTAL NONPERFORMING ASSETS       $289.1     $260.0     $249.5     $271.9
                                  ========================================

LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
--------------------------------
Commercial                          $36.4
Real estate - commercial              9.0
Real estate - residential           143.2
Consumer                             23.9
Credit card                          13.2
Home Equity                           4.3
                                  -------
  TOTAL LOANS 90+ DAYS PAST DUE    $230.0     $244.0     $199.6     $223.2
                                  ========================================

NPAs to loans + OREO                  .48%       .45%       .44%       .47%
NPAs to total assets                  .33        .31        .30        .32
LLA to nonperforming loans         360.51     411.14     435.46     400.12
Loan loss allowance to loans         1.61       1.67       1.69       1.69

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                DELIVERY CHANNELS


----------------------------------------------------------------------------------------------------------------------------------
                                     2001                               2000                                 1999
                          --------------------------  --------------------------------------   -----------------------------------
                           3RD QTR  2ND QTR 1ST QTR    4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR  3RD QTR  2ND QTR   1ST QTR
                          --------------------------  --------------------------------------   -----------------------------------
BANK BRANCHES
--------------------------

Traditional                   645      648       652       654       693       763       833      861       887       945       995
Limited service                28       74        74        75        74        76        77       77        83        92        88
In-store                       81       83        83        83        85        92        92       97        97        98       111
Bank express                  396      396       395       395       355       290       233      206       183       131        94
                          --------------------------  --------------------------------------   ------------------------------------
    TOTAL BANK BRANCHES     1,150    1,201     1,204     1,207     1,207     1,221     1,235    1,241     1,250     1,266     1,288
                          ==========================  ======================================   ====================================
ATMS                        1,641    1,653     1,661     1,670     1,692     1,729     1,743    1,845     1,905     1,952     1,974

ONLINE BANKING CUSTOMERS  224,344  174,369   138,033   108,142    85,344    56,195    28,499   23,175    20,881    18,218    16,344





                                MORTGAGE BANKING
                                ($ IN MILLIONS)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 2001                                       2000
                                                  ---------------------------------     -------------------------------------------
                                                  3RD QTR     2ND QTR      1ST QTR       4TH QTR      3RD QTR    2ND QTR    1ST QTR
                                                  ---------------------------------     -------------------------------------------
REVENUE COMPONENTS
---------------------------------------------
Servicing:
    Net servicing fees                             $69.9        $61.3        $60.8        $54.6        $52.7      $49.2      $47.7
    Amortization of mortgage servicing assets      (50.3)       (45.2)       (40.2)       (35.2)       (32.4)     (29.0)     (26.7)
    Mortgage servicing asset impairment            (33.0)       (24.4)      (198.3)           -            -          -          -
    Gains on sales of servicing rights                 -            -          3.0            -           .2       13.6          -
Conforming origination and sales revenue            90.9         99.3         77.3         89.0         83.5       79.4       68.4
Gain on sale of ARM loans                              -            -            -            -            -       10.6          -
Other                                                  -            -            -         (6.6)          .1        2.1        5.2
                                                 ---------------------------------     -------------------------------------------
    Total conforming revenue                        77.5         91.0        (97.4)       101.8        104.1      125.9       94.6
Nonconforming origination and sales revenue          3.0         29.6          (.4)         7.8          6.4       21.7       16.7
                                                 ---------------------------------     -------------------------------------------
   TOTAL MORTGAGE BANKING REVENUE                  $80.5       $120.6       ($97.8)      $109.6       $110.5     $147.6     $111.3
                                                 =================================     ===========================================
PRODUCTION DATA
---------------------------------------------
Conforming originations                          $12,856      $13,922       $8,937       $5,801       $5,647     $5,422     $3,810
Nonconforming originations (First Franklin)          613          632          541          212          321        629        481
                                                 ---------------------------------     -------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE               $13,469      $14,554       $9,478       $6,013       $5,968     $6,051     $4,291
                                                 =================================     ===========================================
Conforming sales to secondary market             $12,378      $10,378       $6,105       $5,137       $5,721     $3,741     $3,691
Nonconforming whole loan sales                       225          852          103          356          299        670        672
                                                 ---------------------------------     -------------------------------------------
   TOTAL MORTGAGE SALES                          $12,603      $11,230       $6,208       $5,493       $6,020     $4,411     $4,363
                                                 =================================     ===========================================

MEMO:
Total First Franklin nonconforming
   loan originations                              $1,900       $1,538       $1,015       $1,025       $1,187     $1,204     $1,063

SERVICING DATA
---------------------------------------------
Mortgage loans serviced                          $74,902      $66,397      $60,233      $57,139      $53,217    $51,337    $48,381
Mortgage servicing assets:
  Carrying value at beginning of period         $1,007.4       $863.9       $999.7       $976.4       $948.7     $876.6     $785.0
  Additions                                        175.1        178.6        102.7         89.6         93.2       86.7       60.4
  Amortization                                     (50.3)       (45.2)       (40.2)       (35.2)       (32.4)     (29.0)     (26.7)
  SFAS 133 basis adjustment                       (279.6)        36.1            -            -            -          -          -
  SFAS 140 impairment charge                       (33.0)       (24.4)      (198.3)           -            -          -          -
  Sales                                             (2.0)        (1.6)           -            -        (29.0)       (.1)         -
  Other                                                -            -            -        (31.1)        (4.1)      14.5       57.9
                                                 ---------------------------------     -------------------------------------------
  Carrying value at end of period                 $817.6     $1,007.4       $863.9       $999.7       $976.4     $948.7     $876.6
                                                 =================================     ===========================================




------------------------------------------------------------------------------------------------
                                                                      1999
                                                  ----------------------------------------------
                                                  4TH QTR      3RD QTR    2ND QTR      1ST QTR
                                                  ----------------------------------------------
REVENUE COMPONENTS
---------------------------------------------
Servicing:
    Net servicing fees                              $45.4        $42.2        $39.5        $37.4
    Amortization of mortgage servicing assets       (28.9)       (26.2)       (26.0)       (23.1)
    Mortgage servicing asset impairment                 -            -            -            -
    Gains on sales of servicing rights                  -            -            -            -
Conforming origination and sales revenue             68.8         62.6         75.1         77.0
Gain on sale of ARM loans                               -            -            -            -
Other                                                  .1           .4           .6          1.7
                                                  ----------------------------------------------
    Total conforming revenue                         85.4         79.0         89.2         93.0
Nonconforming origination and sales revenue          40.6          2.1            -            -
                                                  ----------------------------------------------
   TOTAL MORTGAGE BANKING REVENUE                  $126.0        $81.1        $89.2        $93.0
                                                  ==============================================
PRODUCTION DATA
---------------------------------------------
Conforming originations                            $3,795       $3,448       $4,414       $4,444
Nonconforming originations (First Franklin)         1,241          467            -            -
                                                  ----------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                 $5,036       $3,915       $4,414       $4,444
                                                  ==============================================
Conforming sales to secondary market               $2,880       $3,858       $4,529       $5,796
Nonconforming whole loan sales                      1,506           50            -            -
                                                  ----------------------------------------------
   TOTAL MORTGAGE SALES                            $4,386       $3,908       $4,529       $5,796
                                                  ==============================================
MEMO:
Total First Franklin nonconforming
   loan originations                               $1,343         $467            -            -

SERVICING DATA
---------------------------------------------
Mortgage loans serviced                           $46,525      $44,224      $41,206      $38,724
Mortgage servicing assets:
  Carrying value at beginning of period            $753.7       $683.2       $632.4       $564.0
  Additions                                          56.4         78.1         78.7         89.1
  Amortization                                      (28.9)       (26.2)       (26.0)       (23.1)
  SFAS 133 basis adjustment                             -            -            -            -
  SFAS 140 impairment charge                            -            -            -            -
  Sales                                                 -            -            -            -
  Other                                               3.8         18.6         (1.9)         2.4
                                                  ----------------------------------------------
  Carrying value at end of period                  $785.0       $753.7       $683.2       $632.4
                                                  ==============================================



                                  TRUST ASSETS
                                ($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------
                                                   2001                                   2000
                                      ------------------------------   ------------------------------------------
                                       3RD QTR   2ND QTR    1ST QTR     4TH QTR   3RD QTR    2ND QTR    1ST QTR
                                      ------------------------------   ------------------------------------------
TRUST ASSETS
-----------------------------------
Managed assets *                       $58,554    $60,928    $58,086    $62,028    $60,461    $60,964    $57,227
Non-managed assets                      76,536     80,728     78,575     83,845     85,971     85,432     85,014
                                      ------------------------------   ------------------------------------------
  TOTAL ASSETS UNDER ADMINISTRATION   $135,090   $141,656   $136,661   $145,873   $146,432   $146,396   $142,241
                                      ==============================   ==========================================
PROPRIETARY MUTUAL FUND ASSETS         $16,417    $16,868    $16,443    $16,852    $16,204    $16,212    $16,600
                                      ==============================   ==========================================




                                      -----------------------------------------
                                                       1999
                                      -----------------------------------------
                                      4TH QTR     3RD QTR    2ND QTR    1ST QTR
                                      -----------------------------------------

TRUST ASSETS
-----------------------------------
Managed assets *                       $57,633    $54,272    $56,629    $55,845
Non-managed assets                      84,513     82,121     82,836     77,643
                                      -----------------------------------------
  TOTAL ASSETS UNDER ADMINISTRATION   $142,146   $136,393   $139,465   $133,488
                                      =========================================
PROPRIETARY MUTUAL FUND ASSETS         $16,700    $15,800    $16,300    $15,600
                                      =========================================


* Includes proprietary mutual fund assets.

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)


----------------------------------------------------------------------------------------------------------------------------------
                                                           2001                                            2000
                                       ----------------------------------------------  -------------------------------------------
                                           3RD QTR        2ND QTR         1ST QTR          4TH QTR         3RD QTR        2ND QTR
                                       ----------------------------------------------  -------------------------------------------
RETAIL SALES AND DISTRIBUTION
-----------------------------

Net interest income (TE)               $   368,163    $   370,101    $   367,257         $   367,260    $   371,293    $   370,403
Provision for loan losses                   19,390         12,072         11,634              10,570         14,220          9,640
                                       -----------    -----------    -----------         -----------    -----------    -----------

Net interest income after provision        348,773        358,029        355,623             356,690        357,073        360,763
Noninterest income                         151,477        147,586        136,326             141,063        141,878        134,892
Noninterest expense                        294,046        286,424        278,919             288,622        292,939        282,694
                                       -----------    -----------    -----------         -----------    -----------    -----------

Income before taxes                        206,204        219,191        213,030             209,131        206,012        212,961
Income tax expense and TE adjustment        78,954         83,825         81,513              80,186         79,046         81,594
                                       -----------    -----------    -----------         -----------    -----------    -----------

Net income                             $   127,250    $   135,366    $   131,517         $   128,945    $   126,966    $   131,367
                                       ===========    ===========    ===========         ===========    ===========    ===========
Average assets (in millions)           $    16,357    $    16,171    $    15,775         $    15,744    $    15,617    $    16,389

WHOLESALE BANKING
-----------------

Net interest income (TE)               $   270,337    $   265,786    $   254,884         $   249,215    $   243,982    $   232,881
Provision for loan losses                   98,910         38,755         25,002              21,119         10,543         22,352
                                       -----------    -----------    -----------         -----------    -----------    -----------

Net interest income after provision        171,427        227,031        229,882             228,096        233,439        210,529
Noninterest income                          78,905         78,657         71,014              92,970         64,084         71,369
Noninterest expense                        120,633        124,816        118,218             110,570        111,369        105,410
                                       -----------    -----------    -----------         -----------    -----------    -----------

Income before taxes                        129,699        180,872        182,678             210,496        186,154        176,488
Income tax expense and TE adjustment        48,769         67,986         68,619              78,506         70,213         66,468
                                       -----------    -----------    -----------         -----------    -----------    -----------

Net income                             $    80,930    $   112,886    $   114,059         $   131,990    $   115,941    $   110,020
                                       ===========    ===========    ===========         ===========    ===========    ===========

NON-CORE ITEMS (PRETAX)
Venture capital gains (losses)         $    (5,756)   $     7,340    $       401         $    26,719    $      (553)   $     2,676
                                       -----------    -----------    -----------         -----------    -----------    -----------

Total                                  $    (5,756)   $     7,340    $       401         $    26,719    $      (553)   $     2,676
                                       ===========    ===========    ===========         ===========    ===========    ===========

NON-CORE ITEMS (AFTER TAX)
Venture capital gains (losses)         $    (3,741)   $     4,771    $       261         $    17,368    $      (359)   $     1,739
                                       -----------    -----------    -----------         -----------    -----------    -----------

Total                                  $    (3,741)   $     4,771    $       261         $    17,368    $      (359)   $     1,739
                                       ===========    ===========    ===========         ===========    ===========    ===========

Average assets (in millions)           $    32,094    $    31,692    $    31,131         $    30,247    $    29,182    $    28,070

CONSUMER FINANCE
----------------

Net interest income (TE)               $   205,625    $   189,789    $   184,694         $   165,686    $   157,458    $   158,900
Provision for loan losses                   53,559        113,927         55,664              52,418         44,985         37,531
                                       -----------    -----------    -----------         -----------    -----------    -----------

Net interest income after provision        152,066         75,862        129,030             113,268        112,473        121,369
Noninterest income                          29,325         51,839         21,103              32,551         30,124        119,457
Noninterest expense                         96,401        111,834        120,124             135,313         91,928        115,453
                                       -----------    -----------    -----------         -----------    -----------    -----------

Income before taxes                         84,990         15,867         30,009              10,506         50,669        125,373
Income tax expense and TE adjustment        31,947          6,027         11,330               4,040         19,101         47,116
                                       -----------    -----------    -----------         -----------    -----------    -----------

Net income                             $    53,043    $     9,840    $    18,679         $     6,466    $    31,568    $    78,257
                                       ===========    ===========    ===========         ===========    ===========    ===========

NON-CORE ITEMS (PRETAX)
Gain on sale of student loans                   --             --             --                  --             --    $    74,216
Loan Zone and other                             --             --             --         $   (17,960)            --             --
Auto lease residual charge             $    (2,353)   $   (18,132)   $   (33,500)            (26,000)            --             --
Altegra loan loss provision                     --        (55,000)            --                  --             --             --
                                       -----------    -----------    -----------         -----------    -----------    -----------

Total                                  $    (2,353)   $   (73,132)   $   (33,500)        $   (43,960)            --    $    74,216
                                       ===========    ===========    ===========         ===========    ===========    ===========

NON-CORE ITEMS (AFTER TAX)
Gain on sale of student loans                   --             --             --                  --             --    $    48,240
Loan Zone and other                             --             --             --         $   (11,674)            --             --
Auto lease residual charge             $    (1,529)   $   (11,786)   $   (21,775)            (16,900)            --             --
Altegra loan loss provision                     --        (35,750)            --                  --             --             --
                                       ===========    ===========    ===========         ===========    ===========    ===========

Total                                  $    (1,529)   $   (47,536)   $   (21,775)        $   (28,574)            --    $    48,240
                                       ===========    ===========    ===========         ===========    ===========    ===========

Average assets (in millions)           $    21,341    $    20,654    $    20,175         $    19,055    $    17,659    $    18,433















-------------------------------------------------------------------------------------------
                                              2000                       YTD
                                       ------------------  --------------------------------
                                            1ST QTR              2001           2000
                                       ------------------  --------------------------------
RETAIL SALES AND DISTRIBUTION
-----------------------------

Net interest income (TE)                $   367,183          $ 1,105,521    $ 1,108,879
Provision for loan losses                     9,153               43,096         33,013
                                        -----------          -----------    -----------

Net interest income after provision         358,030            1,062,425      1,075,866
Noninterest income                          128,325              435,389        405,095
Noninterest expense                         284,900              859,389        860,533
                                        -----------          -----------    -----------

Income before taxes                         201,455              638,425        620,428
Income tax expense and TE adjustment         77,308              244,292        237,948
                                        -----------          -----------    -----------

Net income                              $   124,147          $   394,133    $   382,480
                                        ===========          ===========    ===========
Average assets (in millions)            $    16,496          $    16,103    $    16,165

WHOLESALE BANKING
-----------------

Net interest income (TE)                $   222,988          $   791,007    $   699,851
Provision for loan losses                    15,443              162,667         48,338
                                        -----------          -----------    -----------

Net interest income after provision         207,545              628,340        651,513
Noninterest income                           70,101              228,576        205,554
Noninterest expense                         109,694              363,667        326,473
                                        -----------          -----------    -----------

Income before taxes                         167,952              493,249        530,594
Income tax expense and TE adjustment         63,150              185,374        199,831
                                        -----------          -----------    -----------

Net income                              $   104,802          $   307,875    $   330,763
                                        ===========          ===========    ===========

NON-CORE ITEMS (PRETAX)
Venture capital gains (losses)          $     8,224          $     1,985    $    10,347
                                        -----------          -----------    -----------

Total                                   $     8,224          $     1,985    $    10,347
                                        ===========          ===========    ===========

NON-CORE ITEMS (AFTER TAX)
Venture capital gains (losses)          $     5,346          $     1,291    $     6,726
                                        -----------          -----------    -----------

Total                                   $     5,346          $     1,291    $     6,726
                                        ===========          ===========    ===========

Average assets (in millions)            $    27,094          $    31,643    $    28,119

CONSUMER FINANCE
----------------

Net interest income (TE)                $   157,951          $   580,108    $   474,309
Provision for loan losses                    44,999              223,150        127,515
                                        -----------          -----------    -----------

Net interest income after provision         112,952              356,958        346,794
Noninterest income                           39,739              102,267        189,320
Noninterest expense                          95,971              328,359        303,352
                                        -----------          -----------    -----------

Income before taxes                          56,720              130,866        232,762
Income tax expense and TE adjustment         21,371               49,304         87,588
                                        -----------          -----------    -----------

Net income                              $    35,349          $    81,562    $   145,174
                                        ===========          ===========    ===========

NON-CORE ITEMS (PRETAX)
Gain on sale of student loans                    --                   --    $    74,216
Loan Zone and other                              --                   --             --
Auto lease residual charge                       --          $   (53,985)            --
Altegra loan loss provision                      --              (55,000)            --
                                        -----------          -----------    -----------

Total                                            --          $  (108,985)   $    74,216
                                        ===========          ===========    ===========

NON-CORE ITEMS (AFTER TAX)
Gain on sale of student loans                    --                   --    $    48,240
Loan Zone and other                              --                   --             --
Auto lease residual charge                       --          $   (35,090)            --
Altegra loan loss provision                      --              (35,750)            --
                                        -----------          -----------    -----------

Total                                            --          $   (70,840)   $    48,240
                                        ===========          ===========    ===========

Average assets (in millions)            $    18,098          $    20,728    $    18,062

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)



-----------------------------------------------------------------------------------------------------------------------
                                                               2001                                   2000
                                               ---------------------------------------  -------------------------------
                                                 3RD QTR      2ND QTR      1ST QTR          4TH QTR           3RD QTR
                                               ---------------------------------------  -------------------------------
ASSET MANAGEMENT
----------------

Net interest income (TE)                       $  26,618    $  26,920    $  28,452        $  26,264         $  25,863
Provision for loan losses                            592        2,188          524            3,476             2,950
                                               ---------    ---------    ---------        ---------         ---------

Net interest income after provision               26,026       24,732       27,928           22,788            22,913
Noninterest income                               101,955      202,853      108,945          106,508           107,574
Noninterest expense                               83,243       83,709       85,143           78,171            80,136
                                               ---------    ---------    ---------        ---------         ---------

Income before taxes                               44,738      143,876       51,730           51,125            50,351
Income tax expense and TE adjustment              17,187       51,394       19,065           18,916            18,647
                                               ---------    ---------    ---------        ---------         ---------

Net income                                     $  27,551    $  92,482    $  32,665        $  32,209         $  31,704
                                               ---------    ---------    ---------        ---------         ---------

NON-CORE ITEMS (PRETAX)
Gain on sale of NAMCO preferred shares         $      --    $  88,775           --               --                --
                                               ---------    ---------    ---------        ---------         ---------

Total                                          $      --    $  88,775           --               --                --
                                               =========    =========    =========        =========         =========

NON-CORE ITEMS (AFTER TAX)
Gain on sale of NAMCO preferred shares         $      --    $  57,704           --               --                --
                                               ---------    ---------    ---------        ---------         ---------

Total                                          $      --    $  57,704           --               --                --
                                               =========    =========    =========        =========         =========

Average assets (in millions)                   $   2,773    $   2,722    $   2,696        $   2,729         $   2,571

NATIONAL CITY MORTGAGE
----------------------

Net interest income (TE)                       $  79,034    $  44,275    $  12,959        $   7,772         $  12,843
Provision for loan losses                             --           --           --               --                --
                                               ---------    ---------    ---------        ---------         ---------

Net interest income after provision               79,034       44,275       12,959            7,772            12,843
Noninterest income                                96,206       79,380      120,568           95,380            99,989
Noninterest expense                               97,171       78,621       86,113           91,019            87,318
                                               ---------    ---------    ---------        ---------         ---------

Income before taxes                               78,069       45,034       47,414           12,133            25,514
Income tax expense and TE adjustment              29,004       16,733       17,601            4,697             9,725
                                               ---------    ---------    ---------        ---------         ---------

Net income                                     $  49,065    $  28,301    $  29,813        $   7,436         $  15,789
                                               =========    =========    =========        =========         =========

NON-CORE ITEMS (PRETAX)
Mortgage servicing impairment charge           $ (32,999)   $ (24,405)   $(198,338)              --                --
Mortgage servicing derivative (losses) gains       9,330       (9,421)     221,363               --                --
SFAS 133 ineffective hedge gains related
  to mortgage servicing assets                    42,309        4,470           --               --                --
                                               ---------    ---------    ---------        ---------         ---------

Total                                          $  18,640    $ (29,356)   $  23,025               --                --
                                               =========    =========    =========        =========         =========

NON-CORE ITEMS (AFTER TAX)
Mortgage servicing impairment charge           $ (21,449)   $ (15,863)   $(128,920)              --                --
Mortgage servicing derivative (losses) gains       6,064       (6,124)     143,886               --                --
SFAS 133 ineffective hedge gains related
  to mortgage servicing assets                    27,501        2,905           --               --                --
                                               ---------    ---------    ---------        ---------         ---------

Total                                          $  12,116    $ (19,082)   $  14,966               --                --
                                               =========    =========    =========        =========         =========

Average assets (in millions)                   $   9,584    $   8,132    $   4,522        $   3,826         $   3,980

NATIONAL PROCESSING
-------------------

Net interest income (TE)                       $   1,351    $   1,948    $   2,360        $   2,566         $   2,535
Provision for loan losses                             --           --           --               --                --
                                               ---------    ---------    ---------        ---------         ---------

Net interest income after provision                1,351        1,948        2,360            2,566             2,535
Noninterest income                               120,373      115,821      106,916          113,772           106,599
Noninterest expense                               97,345      101,123       90,624           99,724            87,975
                                               ---------    ---------    ---------        ---------         ---------

Income before taxes                               24,379       16,646       18,652           16,614            21,159
Income tax expense and TE adjustment               9,345        8,728        7,113            6,235             8,175
                                               ---------    ---------    ---------        ---------         ---------

Net income                                     $  15,034    $   7,918    $  11,539        $  10,379         $  12,984
                                               =========    =========    =========        =========         =========

NON-CORE ITEMS (PRETAX)
Goodwill and fixed asset impairment                   --           --           --        $  (7,072)               --
Loss on divestiture                            $      --    $  (6,250)          --               --                --
                                               ---------    ---------    ---------        ---------         ---------

Total                                          $      --    $  (6,250)          --        $  (7,072)               --
                                               =========    =========    =========        =========         =========

NON-CORE ITEMS (AFTER TAX)
Goodwill and fixed asset impairment                   --           --           --        $  (4,597)               --
Loss on divestiture                            $      --    $  (6,150)          --               --                --
                                               =========    =========    =========        =========         =========

Total                                          $      --    $  (6,150)          --        $  (4,597)               --
                                               =========    =========    =========        =========         =========

Average assets (in millions)                   $     428    $     407    $     412        $     414         $     385



----------------------------------------------------------------------------------------------------------------
                                                               2000                           YTD
                                               -------------------------------  --------------------------------
                                                     2ND QTR         1ST QTR           2001          2000
                                               -------------------------------  --------------------------------
ASSET MANAGEMENT
----------------

Net interest income (TE)                            $  25,114     $  23,704       $  81,990        $  74,681
Provision for loan losses                               2,317           890           3,304            6,157
                                                    ---------     ---------       ---------        ---------

Net interest income after provision                    22,797        22,814          78,686           68,524
Noninterest income                                    118,196       114,774         413,753          340,544
Noninterest expense                                    79,814        85,400         252,095          245,350
                                                    ---------     ---------       ---------        ---------

Income before taxes                                    61,179        52,188         240,344          163,718
Income tax expense and TE adjustment                   22,746        19,466          87,646           60,859
                                                    ---------     ---------       ---------        ---------

Net income                                          $  38,433     $  32,722       $ 152,698        $ 102,859
                                                    =========     =========       =========        =========

NON-CORE ITEMS (PRETAX)
Gain on sale of NAMCO preferred shares                     --            --       $  88,775               --
                                                    ---------     ---------       ---------        ---------

Total                                                      --            --       $  88,775               --
                                                    =========     =========       =========        =========

NON-CORE ITEMS (AFTER TAX)
Gain on sale of NAMCO preferred shares                     --            --       $  57,704               --
                                                    ---------     ---------       ---------        ---------

Total                                                      --            --       $  57,704               --
                                                    =========     =========       =========        =========

Average assets (in millions)                        $   2,394     $   2,322       $   2,731        $   2,430

NATIONAL CITY MORTGAGE
----------------------

Net interest income (TE)                            $  11,016     $   8,056       $ 136,268        $  31,915
Provision for loan losses                                  --            --              --               --
                                                    ---------     ---------       ---------        ---------

Net interest income after provision                    11,016         8,056         136,268           31,915
Noninterest income                                    111,983        95,553         296,154          307,525
Noninterest expense                                    86,341        78,639         261,905          252,298
                                                    ---------     ---------       ---------        ---------

Income before taxes                                    36,658        24,970         170,517           87,142
Income tax expense and TE adjustment                   13,935         9,521          63,338           33,181
                                                    ---------     ---------       ---------        ---------

Net income                                          $  22,723     $  15,449       $ 107,179        $  53,961
                                                    =========     =========       =========        =========

NON-CORE ITEMS (PRETAX)
Mortgage servicing impairment charge                       --            --       $(255,742)              --
Mortgage servicing derivative (losses) gains               --            --         221,272               --
SFAS 133 ineffective hedge gains related
  to mortgage servicing assets                             --            --          46,779               --
                                                    ---------     ---------       ---------        ---------

Total                                                      --            --       $  12,309               --
                                                    =========     =========       =========        =========

NON-CORE ITEMS (AFTER TAX)
Mortgage servicing impairment charge                       --            --       $(166,232)              --
Mortgage servicing derivative (losses) gains               --            --         143,826               --
SFAS 133 ineffective hedge gains related
  to mortgage servicing assets                             --            --          30,406               --
                                                    ---------     ---------       ---------        ---------

Total                                                      --            --       $   8,000               --
                                                    =========     =========       =========        =========

Average assets (in millions)                        $   3,643     $   2,779       $   7,431        $   3,469

NATIONAL PROCESSING
-------------------

Net interest income (TE)                            $   2,228     $   1,858       $   5,659        $   6,621
Provision for loan losses                                  --            --              --               --
                                                    ---------     ---------       ---------        ---------

Net interest income after provision                     2,228         1,858           5,659            6,621
Noninterest income                                    102,794        96,281         343,110          305,674
Noninterest expense                                    87,788        82,693         289,092          258,456
                                                    ---------     ---------       ---------        ---------

Income before taxes                                    17,234        15,446          59,677           53,839
Income tax expense and TE adjustment                    6,758         5,898          25,186           20,831
                                                    ---------     ---------       ---------        ---------

Net income                                          $  10,476     $   9,548       $  34,491        $  33,008
                                                    =========     =========       =========        =========










NON-CORE ITEMS (PRETAX)
Goodwill and fixed asset impairment                        --            --              --               --
Loss on divestiture                                        --            --       $  (6,250)              --
                                                    ---------     ---------       ---------        ---------

Total                                                      --            --       $  (6,250)              --
                                                    =========     =========       =========        =========

NON-CORE ITEMS (AFTER TAX)
Goodwill and fixed asset impairment                        --            --              --               --
Loss on divestiture                                        --            --       $  (6,150)              --
                                                    ---------     ---------       ---------        ---------

Total                                                      --            --       $  (6,150)              --
                                                    =========     =========       =========        =========

Average assets (in millions)                        $     375     $     365       $     416        $     375

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------------------
                                                                  2001                                          2000
                                                  ----------------------------------------------  ------------------------------
                                                       3RD QTR           2ND QTR        1ST QTR        4TH QTR        3RD QTR
                                                  ----------------------------------------------  ------------------------------
PARENT AND OTHER
----------------

Net interest income (expense) (TE)                 $   (45,818)      $   (63,863)   $   (71,378)   $   (62,559)   $   (67,954)
Provision (benefit) for loan losses                    (12,451)          (14,019)        (9,452)        (6,168)        (2,335)
                                                   -----------       -----------    -----------    -----------    -----------

Net interest income (expense) after provision          (33,367)          (49,844)       (61,926)       (56,391)       (65,619)
Noninterest income (expense)                            40,244            22,715        121,798         73,230         68,065
Noninterest expense                                     26,623            53,575         25,856         51,018         33,644
                                                   -----------       -----------    -----------    -----------    -----------

Income (loss) before taxes                             (19,746)          (80,704)        34,016        (34,179)       (31,198)
Income tax expense (benefit) and TE adj                (23,491)          (43,413)        36,885        (24,765)       (26,882)
                                                   -----------       -----------    -----------    -----------    -----------

Net income (loss)                                  $     3,745       $   (37,291)   $    (2,869)   $    (9,414)   $    (4,316)
                                                   ===========       ===========   ============   ============    ===========

NON-CORE ITEMS (PRETAX)
Minority interest related to goodwill and
  fixed asset impairment                                    --                --             --    $       593             --
Gain (loss) on sale and impairment of securities            --                --             --             --    $     2,058
COLI tax charge                                             --                --    $   (40,000)            --             --
Minority interest related to NPI loss on
  divestiture                                               --       $       831             --             --             --
Bank stock fund gains                              $    21,099            17,397         84,861         50,302         25,812
                                                   -----------       -----------    -----------    -----------    -----------

Total                                              $    21,099       $    18,228    $    44,861    $    50,895    $    27,870
                                                   ===========       ===========   ============   ============    ===========

NON-CORE ITEMS (AFTER TAX)
Minority interest related to goodwill and
  fixed asset impairment                                    --                --             --    $       593             --
Gain (loss) on sale and impairment of securities            --                --             --             --    $     1,337
COLI tax charge                                             --                --    $   (40,000)            --             --
Minority interest related to NPI loss on
  divestiture                                               --       $       831             --             --             --
Bank stock fund gains                              $    13,715            11,309         55,159         32,697         16,778
                                                   -----------       -----------    -----------    -----------    -----------

Total                                              $    13,715       $    12,140    $    15,159    $    33,290    $    18,115
                                                   ===========       ===========   ============   ============    ===========

Average assets (in millions)                       $    11,756       $    12,158    $    12,900    $    13,285    $    14,807

CONSOLIDATED
------------

Net interest income (TE)                           $   905,310       $   834,956    $   779,228    $   756,204    $   746,020
Provision for loan losses                              160,000           152,923         83,372         81,415         70,363
                                                   -----------       -----------    -----------    -----------    -----------

Net interest income after provision                    745,310           682,033        695,856        674,789        675,657
Noninterest income                                     618,485           698,851        686,670        655,474        618,313
Noninterest expense                                    815,462           840,102        804,997        854,437        785,309
                                                   -----------       -----------    -----------    -----------    -----------

Income before taxes                                    548,333           540,782        577,529        475,826        508,661
Income tax expense and TE adjustment                   191,715           191,280        242,126        167,815        178,025
                                                   -----------       -----------    -----------    -----------    -----------

Net income                                         $   356,618       $   349,502    $   335,403    $   308,011    $   330,636
                                                   ===========       ===========   ============   ============    ===========

NON-CORE ITEMS (PRETAX)
Gain on sale of student loans                               --                --             --             --             --
Loan Zone and other                                         --                --             --    $   (17,960)            --
NPI goodwill and fixed asset impairment, net                --                --             --         (6,479)            --
Gain (loss) on sale and impairment of securities            --                --             --             --    $     2,058
Auto lease residual charge                         $    (2,353)      $   (18,132)   $   (33,500)       (26,000)            --
Mortgage servicing impairment charge                   (32,999)          (24,405)      (198,338)            --             --
Mortgage servicing derivative (losses) gains             9,330            (9,421)       221,363             --             --
SFAS 133 ineffective hedge gains related                    --                --
  to mortgage servicing assets                          42,309             4,470             --             --             --
COLI tax charge                                             --                --        (40,000)            --             --
Venture capital gains (losses)                          (5,756)            7,340            401         26,719           (553)
Altegra loan loss provision                                 --           (55,000)            --             --             --
Gain on sale of NAMCO preferred shares                      --            88,775             --             --             --
NPI loss on divestiture, net                                --            (5,419)            --             --             --
Bank stock fund gains                                   21,099            17,397         84,861         50,302         25,812
                                                   -----------       -----------    -----------    -----------    -----------

Total                                              $    31,630       $     5,605    $    34,787    $    26,582    $    27,317
                                                   ===========       ===========   ============   ============    ===========

NON-CORE ITEMS (AFTER TAX)
Gain on sale of student loans                               --                --             --             --             --
Loan Zone and other                                         --                --             --    $   (11,674)            --
NPI goodwill and fixed asset impairment, net                --                --             --         (4,004)            --
Gain (loss) on sale and impairment of securities            --                --             --             --    $     1,337
Auto lease residual charge                         $    (1,529)      $   (11,786)   $   (21,775)       (16,900)            --
Mortgage servicing impairment charge                   (21,449)          (15,863)      (128,920)            --             --
Mortgage servicing derivative (losses) gains             6,064            (6,124)       143,886             --             --
SFAS 133 ineffective hedge gains related                    --                --
  to mortgage servicing assets                          27,501             2,905             --             --             --
COLI tax charge                                             --                --        (40,000)            --             --
Venture capital gains (losses)                          (3,741)            4,771            261         17,368           (359)
Altegra loan loss provision                                 --           (35,750)            --             --             --
Gain on sale of NAMCO preferred shares                      --            57,704             --             --             --
NPI loss on divestiture, net                                --            (5,319)            --             --             --
Bank stock fund gains                                   13,715            11,309         55,159         32,697         16,778
                                                   -----------       -----------    -----------    -----------    -----------

Total                                              $    20,561       $     1,847    $     8,611    $    17,487    $    17,756
                                                   ===========       ===========   ============   ============    ===========

Net income - excluding non-core items              $   336,057       $   347,655    $   326,792    $   290,524    $   312,880
                                                   ===========       ===========    ===========    ===========    ===========

Average assets (in millions)                       $    94,333       $    91,936    $    87,611    $    85,300    $    84,201




----------------------------------------------------------------------------------------------------------------------
                                                                2000                                YTD
                                                  ----------------------------------  --------------------------------
                                                        2ND QTR           1ST QTR              2001            2000
                                                  ----------------------------------  --------------------------------
PARENT AND OTHER
----------------

Net interest income (expense) (TE)                  $   (51,570)      $   (40,845)       $  (181,059)   $  (160,369)
Provision (benefit) for loan losses                      (3,149)           (4,159)           (35,922)        (9,643)
                                                    -----------       -----------        -----------    -----------

Net interest income (expense) after provision           (48,421)          (36,686)          (145,137)      (150,726)
Noninterest income (expense)                            (27,143)           34,126            184,757         75,048
Noninterest expense                                      27,570            21,796            106,054         83,010
                                                    -----------       -----------        -----------    -----------

Income (loss) before taxes                             (103,134)          (24,356)           (66,434)      (158,688)
Income tax expense (benefit) and TE adj                 (54,245)          (23,683)           (30,019)      (104,810)
                                                    -----------       -----------        -----------    -----------

Net income (loss)                                   $   (48,889)      $      (673)       $   (36,415)   $   (53,878)
                                                    ===========       ===========        ===========    ===========

NON-CORE ITEMS (PRETAX)
Minority interest related to goodwill and
  fixed asset impairment                                     --                --                 --             --
Gain (loss) on sale and impairment of securities    $   (58,379)               --                 --    $   (56,321)
COLI tax charge                                              --                --        $   (40,000)            --
Minority interest related to NPI loss on
  divestiture                                                --                --                831             --
Bank stock fund gains                                    15,599       $    21,097            123,357         62,508
                                                    -----------       -----------        -----------    -----------

Total                                               $   (42,780)      $    21,097        $    84,188    $     6,187
                                                    ===========       ===========        ===========    ===========

NON-CORE ITEMS (AFTER TAX)
Minority interest related to goodwill and
  fixed asset impairment                                     --                --                 --             --
Gain (loss) on sale and impairment of securities    $   (37,946)               --                 --    $   (36,609)
COLI tax charge                                              --                --        $   (40,000)            --
Minority interest related to NPI loss on
  divestiture                                                --                --                831             --
Bank stock fund gains                                    10,139       $    13,713             80,183         40,630
                                                    -----------       -----------        -----------    -----------

Total                                               $   (27,807)      $    13,713        $    41,014    $     4,021
                                                    ===========       ===========        ===========    ===========

Average assets (in millions)                        $    17,467       $    18,797        $    12,266    $    17,017

CONSOLIDATED
------------

Net interest income (TE)                            $   748,972       $   740,895        $ 2,519,494    $ 2,235,887
Provision for loan losses                                68,691            66,326            396,295        205,380
                                                    -----------       -----------        -----------    -----------

Net interest income after provision                     680,281           674,569          2,123,199      2,030,507
Noninterest income                                      631,548           578,899          2,004,006      1,828,760
Noninterest expense                                     785,070           759,093          2,460,561      2,329,472
                                                    -----------       -----------        -----------    -----------

Income before taxes                                     526,759           494,375          1,666,644      1,529,795
Income tax expense and TE adjustment                    184,372           173,031            625,121        535,428
                                                    -----------       -----------        -----------    -----------

Net income                                          $   342,387       $   321,344        $ 1,041,523    $   994,367
                                                    ===========       ===========        ===========    ===========

NON-CORE ITEMS (PRETAX)
Gain on sale of student loans                       $    74,216                --                 --    $    74,216
Loan Zone and other                                          --                --                 --             --
NPI goodwill and fixed asset impairment, net                 --                --                 --             --
Gain (loss) on sale and impairment of securities        (58,379)               --                 --        (56,321)
Auto lease residual charge                                   --                --        $   (53,985)            --
Mortgage servicing impairment charge                         --                --           (255,742)            --
Mortgage servicing derivative (losses) gains                 --                --            221,272             --
SFAS 133 ineffective hedge gains related
  to mortgage servicing assets                               --                --             46,779             --
COLI tax charge                                              --                --            (40,000)            --
Venture capital gains (losses)                            2,676       $     8,224              1,985         10,347
Altegra loan loss provision                                  --                --            (55,000)            --
Gain on sale of NAMCO preferred shares                       --                --             88,775             --
NPI loss on divestiture, net                                 --                --             (5,419)            --
Bank stock fund gains                                    15,599            21,097            123,357         62,508
                                                    -----------       -----------        -----------    -----------

Total                                               $    34,112       $    29,321        $    72,022    $    90,750
                                                    ===========       ===========        ============    ===========

NON-CORE ITEMS (AFTER TAX)
Gain on sale of student loans                       $    48,240                --                 --    $    48,240
Loan Zone and other                                          --                --                 --             --
NPI goodwill and fixed asset impairment, net                 --                --                 --             --
Gain (loss) on sale and impairment of securities        (37,946)               --                 --        (36,609)
Auto lease residual charge                                   --                --        $   (35,090)            --
Mortgage servicing impairment charge                         --                --           (166,232)            --
Mortgage servicing derivative (losses) gains                 --                --            143,826             --
SFAS 133 ineffective hedge gains related
  to mortgage servicing assets                               --                --             30,406             --
COLI tax charge                                              --                --            (40,000)            --
Venture capital gains (losses)                            1,739       $     5,346              1,291          6,726
Altegra loan loss provision                                  --                --            (35,750)            --
Gain on sale of NAMCO preferred shares                       --                --             57,704             --
NPI loss on divestiture, net                                 --                --             (5,319)            --
Bank stock fund gains                                    10,139            13,713             80,183         40,630
                                                    -----------       -----------        -----------    -----------

Total                                               $    22,172       $    19,059        $    31,019    $    58,987
                                                    -----------       -----------        -----------    -----------

Net income - excluding non-core items               $   320,215       $   302,285        $ 1,010,504    $   935,380
                                                    ===========       ===========        ===========    ===========

Average assets (in millions)                        $    86,771       $    85,951        $    91,318    $    85,637

                                                                         Annex B



                              [NATIONAL CITY LOGO]




                               THIRD QUARTER 2001
                            EARNINGS CONFERENCE CALL

                                OCTOBER 18, 2001








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


TEN LARGEST NPAS
    AS OF SEPTEMBER 30, 2001

$000s

                                                                     %
                                                     AMOUNT        TOTAL
INDUSTRY                       CLASSIFICATION     OUTSTANDING      NPAs
--------                       --------------     -----------      ----

MANUFACTURING/AUTO              COMMERCIAL         $14,836         2.3%
                                NONRESIDENTIAL
LODGING                          REAL ESTATE        13,127         2.0%
CONSTRUCTION MATERIAL           COMMERCIAL          13,117         2.0%
MANUFACTURING/TEXTILES          COMMERCIAL          12,651         2.0%
MANUFACTURING/TEXTILES          COMMERCIAL          11,054         1.7%
MANUFACTURING/TELECOM           COMMERCIAL          10,491         1.6%
MANUFACTURING/AUTO              COMMERCIAL           9,233         1.4%
EQUIPMENT DISTRIBUTION          COMMERCIAL           9,107         1.4%
MANUFACTURING/TRANSPORTATION    COMMERCIAL           8,252         1.3%
MANUFACTURING/TEXTILES          COMMERCIAL           8,096         1.2%
                                                  --------        -----
                                                  $109,964        16.9%



TOTAL NONPERFORMING ASSETS                        $648,939         100% 94 bps*


*  AS A PERCENTAGE OF PERIOD-END LOANS AND OTHER REAL ESTATE OWNED

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


NPAS BY CATEGORY

  AS OF SEPTEMBER 30, 2001


                                   [PIE CHART]

                       Non Residential    Real Estate    Residential
         Commercial      Real Estate     Construction    Real Estate     OREO
         ----------      -----------     ------------    -----------     ----

            53.3%            8.7%             1.2%           27.2%       9.6%





TOTAL:  $648.9 MILLION
                                                            [NATIONAL CITY LOGO]
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